As Filed with the Securities and Exchange
                     Commission on October 23, 1998
                                                  1933 Act File No. 2-25984
                                                  1940 Act File No. 811-1467
============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

Pre-Effective Amendment No.                                            [ ]

Post-Effective Amendment No. 64                                        [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

Amendment No. 43                                                       [X]
                        (Check appropriate box or boxes.)

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                    ----------------------------------------
                           (Exact Name of Registrant)

              625 Fourth Avenue South, Minneapolis, Minnesota 55415
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (612) 340-7215
                         ------------------------------
                         (Registrant's Telephone Number)

                           Otis F. Hilbert, Secretary
                    The Lutheran Brotherhood Family of Funds
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

It is proposed that this filing will become effective under Rule 485 (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)

[ ]   On (date) pursuant to paragraph (b)

[X]   60 days after filing pursuant to paragraph (a)(1)

[ ]   On (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   On (date) pursuant to paragraph (a)(2).

If appropriate check the following box:

[ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                  LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                   LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                          LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD HIGH YIELD FUND
                      LUTHERAN BROTHERHOOD INCOME FUND
                  LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                   LUTHERAN BROTHERHOOD MONEY MARKET FUND

                         CLASS A AND CLASS B SHARES



PROSPECTUS                                             December 30, 1998


     The Lutheran Brotherhood Family of Funds are offered to members of Lutheran Brotherhood and to Lutheran institutions, Lutheran church organizations, trusts, and employee benefit plans. Lutheran Brotherhood membership is open to any person who is (1) baptized in the Christian faith or affiliated with a Lutheran church organization and (2) professes to be a Lutheran, or to any non-Lutheran who is a spouse, dependent child, sibling, or grandchild of a member or qualified proposed member.













The Securities and Exchange Commission has not approved or disapproved these
securities or determined if this prospectus is truthful or complete.   Any
representation to the contrary is a criminal offense.

                            TABLE OF CONTENTS

                                                               PAGE

The Funds and their investment objectives, principal strategies and risks, volatility and performance

    LB Opportunity Growth Fund
    LB Mid Cap Growth Fund
    LB World Growth Fund
    LB Fund
    LB High Yield Fund
    LB Income Fund
    LB Municipal Bond Fund
    LB Money Market Fund

Your Investment
  Choosing a Class of Shares
  Buying Shares of The Lutheran Brotherhood Family of Funds
    Additional Purchases
  Net Asset Value of Your Shares
  Exchanging Between Funds
  Redeeming Shares

Dividends and Capital Gains

Taxes

Other Securities and Investment Practices

Optimum Account

Financial Highlights

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, VOLATILITY AND PERFORMANCE

     Below for each Fund is a description of its investment objective, the principal investment strategies pursued by the Funds' investment adviser or sub-adviser, and its principal risks. Also, there is a bar chart and a table that give an indication of the Fund's volatility and performance. Additional information on the Funds' investments and practices is included beginning on page ___.

     The bar chart and table for each Fund provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to a broad-based securities market index. Each index is a widely recognized, unmanaged index of securities.

     The bar charts shown below include the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than those shown. The tables shown below includes the effects of fund expenses and maximum sales charges for each class, and assume that you sold your shares at the end of the period.

     In both the bar charts and the tables, the returns shown for the Fund include performance from before the creation of share classes on October 31, 1997. If the returns for Class A shares had reflected their current shareholder servicing fees and the returns for the Class B shares had reflected their current distribution and shareholder servicing fee (as described on page ____), the returns would have been less than those shown. How a Fund has performed in the past is not necessarily an indication of how it will perform in the future.


LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Opportunity Growth Fund ("LB Opportunity Growth Fund") is to achieve long-term growth of capital.

     PRINCIPAL STRATEGIES. The LB Opportunity Growth Fund seeks to achieve its objective by investing primarily in common stocks of smaller growth companies (with market capitalizations of less than $1.7 billion at the time of purchase).

     T. Rowe Price Associates, Inc., ("T. Rowe Price"), the Fund's sub-adviser, designed and uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The models generally measure the major characteristics of stocks in the small company growth sector such as valuations and projected earnings growth. These will often be companies with shorter histories and less seasoned operations. The Fund will focus primarily on companies that possess superior earnings prospects.

     PRINCIPAL RISKS. The LB Opportunity Growth Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance.

     In addition, smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to be more dependent on the success of limited product lines and have less experienced management and financial resources.

     For these and other reasons, the LB Opportunity Growth Fund may underperform other stock funds (such as large company stock funds) when stocks of small companies are out of favor.

     The success of the LB Opportunity Growth Fund's investment strategy depends significantly on T. Rowe Price's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB Opportunity Growth Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

              Annual
Month         Return

12/31/93      24.91%
12/31/94       2.66%
12/31/95      37.71%
12/31/96      12.16%
12/31/97      -0.41%

Footnote reads:
During the period shown in the bar chart, the highest return for a quarter was 20.68% (quarter ending September 30, 1997), and the lowest return for a quarter was -17.65% (quarter ending March 31, 1997).

Return from 1/1/98 - 9/30/98 (not annualized):  -23.13%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                                              Since
                                                            Inception
                                          1-Year            (1/8/93)

LB Opportunity Growth Fund (Class A)       -4.39%            13.68%

LB Opportunity Growth Fund (Class B)       -5.46%            14.48%

Russell 2000**                             22.36%            15.96%

*Period from January 8, 1993 to December 31, 1993 (not annualized).

**The Russell 2000 is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest companies based on market capitalization).


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                         CLASS A SHARES      CLASS B SHARES
                                         --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4%                 None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)      None                5%

     The maximum sales charges for the Funds in the Lutheran Brotherhood Family of Funds depends upon the amount of your investment and whether you buy Class A shares or Class B shares. For a complete description of the sales charges, see "Choosing a Class of Shares."

                                                   CLASS A         CLASS B
                                                   -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                   0.43%           0.43%
  Distribution (12b-1) Fees                           --            0.75%
  Other Expenses (including a 25%                   0.86%           0.86%
    shareholder servicing fee)
  Total Fund Operating Expenses                     1.29%           2.04%

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Opportunity Growth Fund
  Class A shares                $530        $790         $1080      $1890
  Class B shares                $710        $940         $1200      $1920

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Opportunity Growth Fund
  Class A shares                $530        $790         $1080       $1890
  Class B shares                $210        $640         $1100       $1920


LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund") is to achieve long term growth of capital.

     PRINCIPAL STRATEGIES. LB Mid Cap Growth Fund tries to increase the long-term value of your investment by investing in common stocks of companies with medium market capitalizations. Under normal market conditions, the LB Mid Cap Growth Fund invests at least 65% of its assets in Companies that fall within the range of companies included in the Standard & Poor's MidCap 400 Index at the time of the Fund's investment. Companies whose capitalization no longer meets this definition continue to be considered medium market capitalization companies for purposes of this policy. The S&P 400 Index is an unmanaged stock market index comprised of common stocks of approximately 400 mid-capitalization companies in the U.S. selected by Standard & Poor's Corporation. As of September 30, 1998, the S&P MidCap 400 included companies with capitalizations between $185 million and $24 billion. The Fund's adviser uses both fundamental and technical investment research techniques to determine what stocks to buy and sell. (Fundamental investment analysis includes an analysis of a company's financial position including its financial statements, historical assets, earnings, sales, products and management in order to forecast its future stock price. Technical analysis uses studies of price and volume movements of stocks to forecast price movements and does not concern itself with financial statistics of a company.) Lutheran Brotherhood Research Corp. ("LB Research"), the Fund's investment adviser focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

     PRINCIPAL RISKS. The LB Mid Cap Growth Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance.

     In addition, medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the LB Mid Cap Growth Fund may underperform other stock funds (such as large company stock funds) when stocks of medium-sized companies are out of favor.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB Mid Cap Growth Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its objective.

     No bar chart or performance table has been included for the LB Mid Cap Growth Fund. The LB Mid Cap Growth Fund commenced operations on May 30, 1997.

SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                         CLASS A SHARES      CLASS B SHARES
                                         --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4%                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)        None                5%

                                                    CLASS A         CLASS B
                                                    -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                    0.45%          0.45%
  Distribution (12b-1) Fees                           --            0.75%
  Other Expenses (including a 25%                    1.74%          1.74%
    shareholder servicing fee)
  Total Fund Operating Expenses (1)                  2.19%          2.94%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fee and, if necessary, to bear certain expenses associated with operating LB Mid Cap Growth Fund in order to limit the Fund's total operating expenses for the Class A shares and Class B shares to an annual rate of 1.95% and 2.70%, respectively, of the average net assets at the relevant class.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Mid Cap Growth Fund
  Class A shares                $590        $990        $1410        $2580
  Class B shares                $770       $1140        $1530        $2610

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Mid Cap Growth Fund
  Class A shares                $590        $990         $1410      $2580
  Class B shares                $270        $840         $1430      $2610


LUTHERAN BROTHERHOOD WORLD GROWTH FUND

     INVESTMENT OJBECTIVES. The investment objective of the Lutheran Brotherhood World Growth Fund ("LB World Growth Fund") is to seek total return from long-term growth of capital.

     PRINCIPAL STRATEGIES. The LB World Growth Fund seeks to achieve its objective by investing primarily in common stocks of non-U.S. companies. The Fund may invest in companies established anywhere in the world (including the U.S.).

     While stocks may be purchased without regard to a company's market capitalization, the focus will typically be on large and, to a lesser extent, medium-sized, companies. In determining the appropriate distribution of investments among various countries and geographic regions Rowe Price-Fleming International, Inc. ("Price-Fleming"), the Fund's sub-adviser, will consider prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of individual investment opportunities available to international investors. Stocks are selected by blending a bottom-up approach, based on fundamental research techniques, with an awareness of a country's economic status and outlook. Price-Fleming weighs a company's prospects for achieving and sustaining above-average, long-term earnings growth and also valuation factors, such as price/earnings and price/cash flows ratios. Valuation factors often influence allocations among large-cap, medium-cap, or small-cap shares.

    PRINCIPAL RISKS. LB World Growth Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance.

     Stocks of non-U.S. companies present additional risks for U.S. investors. Stocks of non-U.S. companies tend to be less liquid and more volatile than their U.S. counterparts, in part because foreign markets are generally smaller, more sensitive to trading activity and more likely to experience delayed or less frequent settlement of transactions. In many foreign countries, accounting standards are less standardized and economic and political climates are less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are greater in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. For these and other reasons, LB World Growth Fund may underperform other stock funds (such as U.S. stock funds) when international stocks are out of favor.

     The success of the Fund's investment strategy depends significantly on Price Fleming's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB World Growth Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. LB World Growth Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

               Annual
Month          Return

12/31/95       2.28%
12/31/96      13.43%
12/31/97       2.17%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.84% (quarter ending June 30, 1997) and the lowest return for a quarter was -7.50% (quarter ending December 31, 1997).

Return from 1/1/98 - 9/30/98 (not annualized):  -1.62%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                                              Since
                                                            Inception
                                          1-Year            (9/5/95)

LB World Growth Fund (Class A)             -1.91%             6.22%

LB World Growth Fund (Class B)             -2.94%             6.86%

Morgan Stanley EAFE Index**                 2.06%             5.58%

*Period from September 5, 1995 to December 31, 1995 (not annualized).

**The Morgan Stanley EAFE (Europe and Australasia, Far East Equity) is an unmanaged index which measures the performance of international companies screened for liquidity, cross-ownership, and industry representation.


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                         CLASS A SHARES      CLASS B SHARES
                                         --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4%                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)      None                5%


                                                 CLASS A         CLASS B
                                                 -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                 0.75%           0.75%
  Distribution (12b-1) Fees                         --            0.75%
  Other Expenses (including a 25%                 1.07%           1.07%
    shareholder servicing fee)

  Total Fund Operating Expenses                   1.82%           2.57%

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB World Growth Fund
  Class A shares                $580        $950        $1350        $2450
  Class B shares                $760       $1100        $1470        $2480

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB World Growth Fund
  Class A shares                $580        $950         $1350        $2450
  Class B shares                $260        $800         $1370        $2480


LUTHERAN BROTHERHOOD FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Fund ("LB Fund") is to seek growth of capital and income.

     PRINCIPAL STRATEGIES. The principal strategy for achieving this objective is to invest in the common stocks of leading U.S. domestic and multi-national companies. LB Research, the Fund's adviser uses fundamental and technical investment research techniques to identify stocks of companies that have a leading position and successful business strategy within their industry based on the company's asset size, market share, profitability, potential sales and earnings growth, competitive position, and relative stock value.

     PRINCIPAL RISKS. LB Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance.

     In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies. For these and other reasons, the LB Fund may underperform other stock funds (such as small company or medium company stock funds) when larger company stocks are out of favor.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of LB Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The LB Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

               Annual
Month          Return

12/31/88       9.24%
12/31/89      26.61%
12/31/90      -1.95%
12/31/91      32.77%
12/31/92       5.80%
12/31/93       8.69%
12/31/94      -3.41%
12/31/95      32.04%
12/31/96      17.22%
12/31/97      27.90%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.12% (quarter ending June 30, 1997) and the lowest return for a quarter was -13.46% (quarter ending September 30, 1990).

Return from 1/1/98 - 9/30/98 (not annualized):  0.62%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

LB Fund (Class A)                    22.77%      14.81%       14.28%

LB Fund (Class B)                    22.75%      15.61%       14.73%

S&P 500*                             33.36%      20.24%       18.02%

*The S&P 500 is an unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                         CLASS A SHARES      CLASS B SHARES
                                         --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4%                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)      None                5%


                                                   CLASS A         CLASS B
                                                   -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                   0.39%           0.39%
  Distribution (12b-1) Fees                           --            0.75%
  Other Expenses (including a 25%                   0.54%           0.54%
    shareholder servicing fee)

  Total Fund Operating Expenses (1)                 0.93%           1.68%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB Fund. With this waiver, the Total Fund Operating Expenses would be 0.88% for the Class A shares and 1.63% for the Class B shares. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Fund
  Class A shares                $490        $670         $870       $1440
  Class B shares                $670        $810         $990       $1460

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Fund
  Class A shares                $490        $670         $870       $1440
  Class B shares                $170        $510         $890       $1460


LUTHERAN BROTHERHOOD HIGH YIELD FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood High Yield Fund ("LB High Yield Fund") is to obtain high current income, and secondarily growth of capital.

     PRINCIPAL STRATEGIES. Under normal market conditions, the Fund invests at least 65% of its total assets in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stocks. These securities are commonly known as "junk bonds." At the time of purchase these securities are rated within or below the BB or Ba major rating categories by Standard & Poor's/Moody's or are unrated but considered to be of comparable quality by LB Research, the Fund's investment adviser. LB Research uses fundamental credit research to identify companies which have adequate cash flows or access to capital markets for the payment of principal and interest obligations. LB Research generally purchases bonds with a 10-year maturity although it may purchase bonds with a shorter or longer maturity.

     PRINCIPAL RISKS. The principal risks of LB High Yield Fund include the tendency of high-yield bond prices to fall when the economy is sluggish or overall corporate earnings are weak. During those times, it may become difficult for issuers of high-yield bonds to generate sufficient cash flow to pay principal or interest. For all bonds, there is a risk that an issuer will default. High-yield bonds, however, are more susceptible to the risk of default and their prices usually fall if a number of issuers, or a high profile issuer, default or go bankrupt or if the market anticipates either of those events.

     The price of LB High Yield Fund shares also may be affected by weak equity markets, when issuers of high-yield bonds generally find it difficult to improve their financial condition by replacing debt with equity. In addition, many high yield securities are traded only among institutional investors, and it may be difficult for LB Research to sell the Fund's portfolio investments at fair prices when high-yield bonds fall out of favor with those investors.

     Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the LB High Yield Fund to fall as well. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In general, the prices at which lower quality bonds are traded before they mature may be more affected by the financial health of the issuer and the economy generally and less by changes in interest rates.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests.

     Shares of the LB High Yield Fund will rise and fall and there is a risk that you could lose money by investing in the Fund. The LB High Yield Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

              Annual
Month         Return

12/31/88      12.34%
12/31/89      -2.68%
12/31/90      -7.44%
12/31/91      36.09%
12/31/92      20.12%
12/31/93      20.86%
12/31/94      -5.29%
12/31/95      19.38%
12/31/96      10.96%
12/31/97      13.47%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 13.06% (quarter ending March 31, 1991) and the lowest return for a quarter was -6.47% (quarter ending September 30, 1990).

Return from 1/1/98 - 9/30/98 (not annualized):  -4.75%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

LB High Yield Fund (Class A)         8.97%      10.56%       10.57%

LB High Yield Fund (Class B)          8.30%      11.29%       11.00%

Lehman High Yield Index*            12.77%      11.65%       11.66%

*The Lehman High Yield Index is an unmanaged index which measures the performance of fixed-rate non-investment grade bonds.


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                        CLASS A SHARES      CLASS B SHARES
                                        --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4%                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)      None                5%

                                                    CLASS A         CLASS B
                                                    -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                   0.39%           0.39
  Distribution (12b-1) Fees                           --            0.75%
  Other Expenses (including a 25%                   0.50%           0.50%
    shareholder servicing fee)

Total Fund Operating Expenses (1)                   0.89%           1.64%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB High Yield Fund. With this waiver, the Total Fund Operating Expenses would be 0.84% for the Class A shares and 1.59% for the Class B shares. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB High Yield Fund
  Class A shares                $480        $660         $850       $1400
  Class B shares                $660        $800         $970       $1420

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB High Yield Fund
  Class A shares                $480        $660         $850       $1400
  Class B shares                $160        $500         $870       $1420


LUTHERAN BROTHERHOOD INCOME FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Income Fund ("LB Income Fund") is to seek high current income while preserving principal. The Fund's secondary investment objective is to obtain long-term growth of capital in order to maintain investors' purchasing power.

     PRINCIPAL STRATEGIES. The LB Income Fund invests primarily in investment-grade corporate bonds, government bonds, and mortgage-backed securities. Under normal conditions, at least 65% of the Fund's assets will be invested in debt securities or preferred stock at least in the "Baa" major rating category by Moody's or at least in the "BBB" major rating category by S&P or unrated securities considered by LB Research to be of comparable quality. The Fund may also invest in high-yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as "junk bonds." LB Research uses fundamental investment research techniques to determine what debt obligations to buy and sell. The adviser focuses on companies which are financially sound and have strong cash flow, asset values, and interest or dividend earnings.

     PRINCIPAL RISKS. The LB Income Fund's principal risks are those of debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall, which may cause the price of shares of LB Income Fund to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

     For all bonds there is a risk that an issuer will default. High-yield bonds generally are more susceptible to risk of default than higher rated bonds, and to the LB Income Fund, this risk increases as LB Research increases the percentage of the Fund's portfolio in high-yield bonds.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB Income Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The LB Income Fund cannot be certain that it will achieve its goal.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

               Annual
Month          Return

12/31/88      10.89%
12/31/89      12.44%
12/31/90       5.68%
12/31/91      17.24%
12/31/92       8.00%
12/31/93      10.12%
12/31/94      -4.86%
12/31/95      18.82%
12/31/96       2.21%
12/31/97       8.36%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 8.30% (quarter ending June 30, 1989) and the lowest return for a quarter was -3.97% (quarter ending March 31, 1994).

Return from 1/1/98 - 9/30/98 (not annualized):  -4.75%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

LB Income Fund (Class A)             4.06%       5.78%        8.24%

LB Income Fund (Class B)             3.17%       6.44%        8.66%

Lehman Aggregate Bond Index*         9.68%       7.49%        9.18%

*The Lehman Aggregate Bond Index is an unmanaged index which measures the performance of U.S. investment grade bonds.


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                         CLASS A SHARES      CLASS B SHARES
                                         --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price)             4%                 None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)      None                5%

                                                    CLASS A         CLASS B
                                                    -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                    0.35%           0.35%
  Distribution (12b-1) Fees                            --            0.75%
  Other Expenses    (including a 25%                 0.50%           0.50%
    shareholder servicing fee)

  Total Fund Operating Expenses (1)                  0.85%           1.60%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB Income Fund. With this waiver, the Total Fund Operating Expenses would be 0.80% for the Class A shares and 1.55% for the Class B shares. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Income Fund
  Class A shares                $480        $650         $830       $1350
  Class B shares                $660        $790         $940       $1370

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Income Fund
  Class A shares                $480        $650         $830       $1350
  Class B shares                $160        $490         $840       $1370


LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Municipal Bond Fund ("LB Municipal Bond Fund") is to provide its shareholders with a high level of current income which is exempt from federal income tax.

     PRINCIPAL STRATEGIES. The Lutheran Brotherhood Municipal Bond Fund tries to provide you with high current income which is exempt from federal income taxation by investing in municipal bonds, which are debt obligations issued by states, territories, and possessions of the United States and their political subdivisions or agencies. Under normal market conditions, the LB Municipal Bond Fund invests at least 80% of its total assets in municipal bonds. LB Research, the Fund's adviser uses fundamental investment research techniques to determine what municipal bonds to buy and sell. The Fund's adviser focuses on investment-grade municipal bonds whose issuers are financially sound and have healthy balance sheets, strong operating income, and good economic prospects.

     PRINCIPAL RISKS. The LB Municipal Bond Fund's principal risks are those of debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall, which may cause the price of shares of LB Municipal Bond Fund to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. The Fund's performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment.

     The success of the LB Municipal Bond Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of LB Municipal Bond Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The LB Municipal Bond Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

              Annual
Month         Return

12/31/88      10.78%
12/31/89      10.06%
12/31/90       6.55%
12/31/91      12.17%
12/31/92       8.95%
12/31/93      12.97%
12/31/94      -6.57%
12/31/95      18.18%
12/31/96       3.44%
12/31/97       9.34%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 7.50% (quarter ending March 31, 1995) and the lowest return for a quarter was -6.34% (quarter ending March 31, 1994).

Return from 1/1/98 - 9/30/98 (not annualized):  5.86%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

LB Municipal Bond Fund (Class A)     4.96%       6.26%        7.95%

LB Municipal Bond Fund (Class B)     4.15%       6.93%        8.37%

Lehman Municipal Bond Index*         9.20%       7.36%        8.58%

*The Lehman Aggregate Bond Index is an unmanaged index which measures the performance of investment grade tax-exempt bonds.


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                        CLASS A SHARES      CLASS B SHARES
                                        --------------      --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)             4%                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)      None                5%

                                                    CLASS A         CLASS B
                                                    -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                   0.33%           0.33%
  Distribution (12b-1) Fees                           --            0.75%
  Other Expenses    (including a 25%                0.42%           0.42%
    shareholder servicing fee)

  Total Fund Operating Expenses (1)                 0.75%           1.50%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB Municipal Bond Fund. With this waiver, the Total Fund Operating Expenses would be 0.70% for the Class A shares and 1.45% for the Class B shares. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Municipal Bond Fund
  Class A shares                $470        $610         $770       $1240
  Class B shares                $650        $760         $890       $1260

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Municipal Bond Fund
  Class A shares                $470        $610         $770       $1240
  Class B shares                $150        $460         $790       $1260


LUTHERAN BROTHERHOOD MONEY MARKET FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Money Market Fund ("LB Money Market Fund") is current income consistent with stability of principal.

     PRINCIPAL STRATEGIES. The LB Money Market Fund tries to produce current income while preserving the value of your shares by investing in high quality, short term money market instruments that mature in 397 days or less, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes, and U.S. Treasury Bills. LB Research, the Fund's adviser, uses fundamental investment research techniques to determine what money market instruments to buy and sell. Under normal market conditions, the Fund invests primarily in prime commercial paper. The adviser looks for prime commercial paper issued by corporations which are financially sound, have strong cash flows, and solid capital levels, are leaders in their industry and have experienced management.

     LB Research manages LB Money Market Fund subject to strict rules established by the Securities and Exchange Commission that are designed so that LB Money Market Fund may maintain a stable $1.00 share price. Those guidelines generally require LB Money Market Fund to, among other things, invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the guidelines require LB Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     Under the guidelines, at least 95% of LB Money Market Fund's total assets must be invested in "first tier" securities. First-tier securities must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one rating agency has rated the security, or if they have not received a short-term rating, determined by LB Research to be of comparable quality). First-tier securities generally include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

     The remainder of LB Money Market Fund's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security or, if unrated, determined by LB Research to be of comparable quality), or kept in cash.

     PRINCIPAL RISKS. The LB Money Market Fund's principal risks are those that could affect the yield of its shares. They include those factors that could cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests.

     An investment in the LB Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

              Annual
Month         Return

12/31/88       6.84%
12/31/89       8.50%
12/31/90       7.49%
12/31/91       5.35%
12/31/92       2.89%
12/31/93       2.20%
12/31/94       3.28%
12/31/95       5.00%
12/31/96       4.60%
12/31/97       4.81%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 2.21% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.54% (quarter ending September 30, 1993).

Return from 1/1/98 - 9/30/98 (not annualized):  3.57%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

LB Money Market Fund (Class A)       4.81%       3.97%        5.08%

LB Money Market Fund (Class B)       4.81%       3.97%        5.08%


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                         CLASS A SHARES    CLASS B SHARES
                                         --------------    --------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
  (as a percentage of offering price            None               None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value at time of
 purchase or redemption, whichever is lower)    None                None

                                                CLASS A         CLASS B
                                                -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                0.25%           0.25%
  Distribution (12b-1) Fees                       --              --
  Other Expenses   (including a 25%              0.80%           0.80%
    shareholder servicing fee)

  Total Fund Operating Expenses (1)              1.30%           1.30%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fee and, if necessary, to bear certain expenses associated with operating LB Money Market Fund in order to limit the Fund's total operating expenses for the Class A shares and Class B shares to an annual rate of 0.95% of the average net assets of each class. This waiver may be discontinued at any time.

     Class A shareholders of the LB Money Market Fund may elect the OPTIMUM ACCOUNT(R) package, which is subject to a one-time new account fee of $25 and a monthly administrative fee of $5. If you exchange your Class A shares of the LB Money Market Fund for shares of other Funds, you will have to pay the normal initial sales charge for those Funds' shares, unless your Money Market Fund shares were acquired through an exchange of shares from other Funds for which you previously paid a sales charge.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. FOR CLASS B SHARES, IT ALSO ASSUMES THE AUTOMATIC CONVERSION TO CLASS A SHARES AFTER FIVE YEARS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Money Market Fund
  Class A shares                $100        $300         $530       $1170
  Class B shares                $600        $600         $630       $1170

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Money Market Fund
  Class A shares                $100        $300         $530       $1170
  Class B shares                $100        $300         $530       $1170


INVESTMENT ADVISER

     Lutheran Brotherhood Research Corp. ("LB Research"), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Funds. LB Research is owned by Lutheran Brotherhood Financial
Corporation, which in turn is owned by Lutheran Brotherhood.   Lutheran
Brotherhood and LB Research have been in the investment advisory business since 1970 and manage over $___ billion in assets as of ________, 1998, including $___ billion in mutual fund assets. LB Research provides investment research and supervision of the Funds' investments. The following individuals are responsible for the day-to-day management of the Funds.

LB FUND

      James M. Walline, Vice President of LB Research, has been the portfolio manager of LB Fund since October 31, 1994. Mr. Walline has been with Lutheran Brotherhood and LB Research since 1968.

LB MID CAP GROWTH FUND

      Brian L. Thorkelson, Assistant Vice President of LB Research, has been the portfolio manager of LB Mid Cap Growth Fund since the Fund's inception in 1997. Mr. Thorkelson has been with Lutheran Brotherhood and LB Research since 1987, and previously served as a securities analyst.

LB HIGH YIELD FUND

     Paul J. Ocenasek, Assistant Vice President of LB Research, has been the portfolio manager of LB High Yield Fund since 1997. Mr. Ocenasek has been with Lutheran Brotherhood and LB Research since 1987, previously serving as a fixed-income analyst and bond portfolio manager.

LB INCOME FUND

     Charles E. Heeren, Vice President of LB Research, and Michael G. Landreville, Assistant Vice President of LB Research, serve as portfolio co-managers of LB Income Fund. Mr. Heeren has served as manager of the Fund since 1987 and has been with Lutheran Brotherhood and LB Research since 1976. Mr. Landreville has served as co-manager of the Fund since January 1, 1998, and has been with Lutheran Brotherhood and LB Research since 1983.

LB MUNICIPAL BOND FUND

      Janet I. Grangaard, Assistant Vice President of LB Research, has been portfolio manager of LB Municipal Bond Fund since 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Grangaard has been with Lutheran Brotherhood and LB Research since 1988.

LB MONEY MARKET FUND

      Gail R. Onan, Assistant Vice President of LB Research, has been the portfolio manager of LB Money Market Fund since 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Onan has been with Lutheran Brotherhood and LB Research since 1986.

LB OPPORTUNITY GROWTH FUND

     LB Research has engaged T. Rowe Price, P.O. Box 89000, Baltimore, Maryland 21289-8600, as investment sub-advisor for LB Opportunity Growth Fund. T. Rowe Price was founded in 1937. As of June 30, 1998, T. Rowe Price and its affiliates managed over $141 billion. Richard T. Whitney, Managing Director of T. Rowe Price, is primarily responsible for day-to-day management of the Lutheran Brotherhood Opportunity Growth Fund and developing and executing the Fund's investment program.

LB WORLD GROWTH FUND

      LB Research has engaged Price-Fleming, P.O. Box 89000, Baltimore, Maryland 21289-8600, as investment sub-advisor for LB World Growth Fund. Price-Fleming is one of the world's largest international mutual fund asset managers with the U.S. equivalent of over $33 billion under management as of June 30, 1998 in its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program.

      LB Research, T. Rowe Price, and Price-Fleming personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


      During the fiscal year ended October 31, 1998, LB Research received the following advisory fees, expressed as a percentage of the Fund's net assets:

           LB Opportunity Growth Fund               ___%
           LB Mid Cap Growth Fund*                  ___%
           LB World Growth Fund                     ___%
           LB Fund**                                ___%
           LB High Yield Fund**                     ___%
           LB Income Fund**                         ___%
           LB Municipal Bond Fund**                 ___%
           LB Money Market Fund***                  ___%
------------
*     After giving effect to a fee waiver of ___%.
**    After giving effect to a fee waiver of ___%.
***   After giving effect to a fee waiver of ___%.


                              YOUR INVESTMENT

CHOOSING A CLASS OF SHARES

      Each Fund offers three classes of shares, each with its own sales charges and fees. You should choose the class of shares that you believe to be the most advantageous for you, given the amount of your purchase, the length of time you anticipate holding the shares and other factors.

      The table below highlights the sales charges and fees for the two classes of shares offered by this prospectus:





                                 Class A                                    Class B
--------------------------------------------------------------------------------------------------------------------
Sales Charges                    Initial sales charge at time of investment  CDSC of 5% to 1%, depending on how
                                 of up to 4% depending on amount of          long you hold your shares before you
                                 investment                                  redeem them. There is no CDSC after
                                                                             five years
--------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Distribution Fee(1)   None                                        0.75% for first five years; Class B
                                                                             shares convert automatically to Class A
                                                                             shares after five years
--------------------------------------------------------------------------------------------------------------------
Shareholder Servicing Fee        0.25% each year of average daily net assets  0.25% each year of average daily net assets
--------------------------------------------------------------------------------------------------------------------

--------------
(1)  Distribution (12b-1) Fees
     Class B shares (other than of the LB Money Market Fund) have an annual distribution fee.  This is also called a 12b-1 fee, based on the SEC rule that permits this type of fee.  Under its 12b-1 plan, the Funds other than LB Money Market Fund, pay Lutheran Brotherhood Securities Corp. ("LBSC") distribution fees for the sale and distribution of Class B shares.  Those fees are paid out of a Fund's assets attributable to the Class B shares on an on-going basis, and as a result, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.









CLASS A SHARES

      Initial Sales Charges. The table below shows the sales charges you will pay if you purchase Class A shares of the Funds (except the LB Money Market Fund).

  WHEN YOU                               THIS % IS         WHICH EQUALS THIS
INVEST THIS                             DEDUCTED FOR           % OF YOUR
  AMOUNT                               SALES CHARGES          INVESTMENT
-----------------                       --------------       ---------------
$500,000 or more                             0%                   0%
$250,000 and above but less than $500,000    1%                   1%
$100,000 and above but less than $250,000    2%                   2%
$50,000 and above but less than $100,000     3%                   3.1%
$25,000 and above but less than $50,000      3.75%                3.9%
Less than $25,000                            4%                   4.2%

      Ways to Eliminate or Reduce the Initial Sales Charges:

o Cumulative Discount: All current holdings of Class A and Class B shares of all Funds except the LB Money Market Fund will be aggregated to permit you to enjoy any initial sales charge reduction allowed for larger sales of Class A shares. The Funds will combine purchases, including the value of existing investments, made by you, your spouse and your children under age 21, of both Class A and Class B shares when it calculates your initial sales charge. You must inform us that you qualify for this discount.

o Automatic Reinvestments: Class A shares that you purchase by automatic reinvestment of dividends for capital gains distribution will not be subject to any initial sales charge.

o Thirteen-month Letter of Intent: If you intend to accumulate $25,000 or more, including the value of existing investments, in Class A or Class B shares of one or more of the Funds (except the LB Money Market Fund) within the next 13 months, you may sign a letter of intent and receive a reduced sales charge on purchases of any Class A shares.

o Reinvestment upon Redemption: If you redeem any or all of your Class A or Class B shares of the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, or LB Municipal Bond Fund shares or received cash dividends from one of these Funds, you may reinvest the amount in Class A shares of any of these seven Funds without paying a sales charge. You must make your reinvestment within 90 days after redeeming your Class A shares or Class B shares.

o Loan, surrender, or dividend withdrawal: If you request a loan, surrender, or dividend withdrawal from a life insurance or annuity contract issued by Lutheran Brotherhood or Lutheran Brotherhood Variable Insurance Products Company and direct that the money should be used to purchase Class A shares of a Fund, the sales charge will be waived.

o Purchases by Tax-exempt Organizations: Class A shares of any Fund are available at one-half of the regular sales charge, if any, if purchased by organizations qualifying for tax-exemption under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code.


CLASS B SHARES

     If you buy Class B shares, you will not be charged an initial sales charge. The entire purchase amount is immediately invested, but a CDSC of up to 5.0% will apply to shares redeemed within five years of purchase.

 When you sell shares in                      This % of net asset value
 this year after you                           at the time of purchase
     bought them                              (or of sale, if lower) is
                                              deducted from your proceeds
------------------------                     -----------------------------
      1st Year . . . . . . . . . . . . . . . . . . . . . 5%
      2nd Year . . . . . . . . . . . . . . . . . . . . . 4
      3rd Year . . . . . . . . . . . . . . . . . . . . . 3
      4th Year . . . . . . . . . . . . . . . . . . . . . 2
      5th Year . . . . . . . . . . . . . . . . . . . . . 1

     In order to ensure that you pay the lowest CDSC possible, the Fund will first redeem Class B shares that are not subject to the CDSC and then Class
B shares held for the longest period of time.   There is no CDSC on
exchanges into other Funds and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. However, if you exchange Class B shares of any other Fund for Class B shares of the LB Money Market Fund, the CDSC will stop declining during the period your investment is in the LB Money Market Fund Class B shares. The amount of any CDSC will be paid to LBSC, the broker-dealer for the Funds.

      Contingent Deferred Sales Charge Waivers

No CDSC will apply on:

o increases in the net asset value of Class B shares above the purchase price

o Class B shares purchased through reinvestment of dividends and distributions

o  Class B shares purchased more than five years prior to redemption

     Shares redeemed due to the death or disability (caused by injury or the sudden onset of a life threatening illness) of a sole individual shareholder (but not for shares held in joint accounts or "family," "living" or other trusts) and for mandatory retirement distributions from an IRA or TSCA.

      Conversion of Class B Shares to Class A Shares

     Your Class B shares will automatically convert into Class A shares of the same Fund after 5 years and consequently will no longer be subject to the higher expenses borne by Class B shares. The Fund will not include the period that you held Class B shares of the LB Money Market Fund in calculating the five-year period.


                             BUYING SHARES

INITIAL PURCHASES

      To make your first purchase of the Class A or Class B shares of the
Funds:

      o   complete and sign the application;
      o enclose a check made payable to the Lutheran Brotherhood Family of Funds; and
      o mail your application and check to Lutheran Brotherhood Securities Corp., P.O. Box 9491, Minneapolis, MN 55440-0310.

     Initial investments in Class B shares of $100,000 or more per purchase will not be accepted. Because of the reduced sales charges available on such purchases, Class A shares (or Institutional Class shares if the investor is eligible) must be purchased instead. Class B shares of the LB Money Market Fund are offered solely in exchange for Class B shares of other Funds of The Lutheran Brotherhood Family of Funds.


MINIMUM INVESTMENTS REQUIRED

                                                  First          Additional
                                                 Purchase         Purchases
                                                ---------        -----------

All Funds except the LB Money Market Fund         $500               $50

LB Money Market Fund                             $1,500              $100
----------------------

     Each Fund except the LB Money Market Fund offers a systematic investment plan that allows you to make an initial investment of $50. The LB Money Market Fund allows you to make systematic investments with an initial investment of $100.

     Shares of the Funds are issued on days on which the New York Stock Exchange ("NYSE") is open, which generally are weekdays other than national holidays. Your order will be considered received when your check or other payment is received in good order by the home office of LBSC. Orders that are received before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the net asset value calculated that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value calculated on the following business day. The Funds reserve the right to reject any purchase request.


CERTIFICATES AND STATEMENTS

     LBSC will maintain a share account for you. Share certificates will not be issued. Systematic Investment Plan, Systematic Withdrawal Plan and Systematic Exchange Plan transactions, as well as dividend transactions (including dividends reinvested to other funds) will be confirmed on the quarterly consolidated statement. All other transactions will be confirmed as they occur.


ADDITIONAL PURCHASES

     You may purchase additional shares of any of the Funds by sending a check payable to the "Lutheran Brotherhood Family of Funds" together with a completed investment ticket to:

     Lutheran Brotherhood Securities Corp.
     PO Box 59025
     Minneapolis, MN   55459-0025

You may also buy additional shares through:

      o   your LBSC representative;
      o   the Systematic Investment Plan;
      o   the automatic Payroll Deduction Plan;
      o   Invest-by-Phone;
      o   the Internet; or
      o   Federal Reserve or bank wire.

Your LBSC representative can explain any of these investment plans.


INVEST-BY-PHONE

     When you elect our Invest-by-Phone service, you can purchase additional shares by telephone. We will draw your funds directly from your preauthorized bank or credit union account. Your bank or credit union must be a member of the Automated Clearing House system. To use this service, call 800-328-4552 for the Automated Investor Access Line or 800-990-6290 to speak with an investor representative. You may also redeem shares by telephone. See "Redeeming Shares."


INTERNET

     You may buy or sell shares of a Fund by using our website:
http://www.luthbro.com.


FEDERAL RESERVE OR BANK WIRE

     You may purchase shares by a Federal Reserve or bank wire directly to Norwest Bank Minnesota, N.A. This method will result in a more rapid investment in Fund shares. To wire Funds:

Notify LBSC of a pending wire, call: (800) 990-6290

Wire to:   Norwest Bank of Minneapolis, NA
           Norwest Bank
           6th Street and Marquette Avenue
           Minneapolis, MN  55479

ABA Routing #:  091000019

Account #:      00-003-156

Account Name:   Lutheran Brotherhood Securities Corp.

Use text message to indicate:

Transfer for --shareholder name(s), fund number and account number, LB Representative name and number.


IRAS AND OTHER TAX-DEFERRED PLANS

     Shares of any Fund other than the LB Municipal Bond Fund may be selected as investments for Individual Retirement Accounts, the qualified Lutheran Brotherhood prototype plans for the self-employed, qualified pension and profit-sharing plans and tax-sheltered custodial accounts (403(b) plans). There are additional fees and procedural requirements for such plans. See your LBSC registered representative for more details.


NET ASSET VALUE OF YOUR SHARES

     Each Fund determines its net asset value (NAV) for a particular class by adding the value of Fund assets attributable to such class, subtracting the Fund's liabilities attributable to such class, and dividing the result by the number of outstanding shares of that class. LB Money Market Fund seeks to maintain a stable $1.00 NAV pursuant to procedures established by the Board of Trustees for the Funds in connection with the amortized cost method of portfolio valuation. The NAV for the other Funds varies with the value of their investments. The other Funds value their securities using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized costs, and securities for which market quotations are not readily available, which are valued at fair value.

     The Funds determine their NAV on each day the NYSE is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The calculation is made as of the close of regular trading of the NYSE (currently 4:00 p.m. Eastern time) after the Fund has declared any applicable dividends. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the value of a Fund's portfolio that invests in foreign securities changes on days when you are not able to buy or sell the Fund's shares.


EXCHANGING SHARES BETWEEN FUNDS

     You may exchange some or all of your shares of one Fund for shares of the same class of any of the other Funds. In addition, shareholders who are eligible to purchase Institutional Class shares may exchange some or all of their Class A or Class B shares for Institutional Class shares. All exchanges will be based on NAV of the shares you are exchanging and the shares you are acquiring and will be subject to the minimum investment requirements. Except as described above, shares of one class may not be exchanged for shares of another class.

     If you exchange Class A shares of a Fund for which you have previously paid an initial sales charge for Class A shares of another Fund, you will not be charged an initial sales charge for the exchange. If you exchange Class B shares of one Fund for Class B shares of another Fund, you will not be charged a CDSC. You may obtain an exchange form or receive more information about making exchanges between Funds by contacting your LBSC representative. We may modify or terminate our policies on exchanges in the future. If the exchange policies are materially modified or terminated, we will give you at least 60 days prior notice.


TELEPHONE EXCHANGES

     You may make the type of exchanges between Funds described above by telephone unless otherwise indicated on the account application. You may make an unlimited number of telephone exchanges. Telephone exchanges must be for a minimum amount of $500. Telephone exchanges may be made into new or existing Fund or LB Money Market Fund accounts, and all accounts involved in telephone exchanges must have the same ownership registration. You may request a telephone exchange by calling toll-free (800) 328-4552 (Automated Investor Access Line) or 800-990-6290 (investor representative).

     The Funds reserve the right to refuse a wire or telephone redemption or exchange if it is reasonably believed to be unauthorized. Procedures for redeeming or exchanging Fund shares by wire or telephone may be modified or terminated at any time by the Funds. When requesting a redemption or exchange by telephone, you must have available the correct account registration and account number or tax identification number. All telephone redemptions and exchanges are recorded and written confirmations are subsequently mailed to the address of record. Neither the Funds nor LBSC will be liable for following redemption or exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and LBSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or LBSC may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures.


                                REDEEMING SHARES

     One of the advantages of owning shares in The Lutheran Brotherhood Family of Funds is the rapid access you have to your investment. Once we receive your request for redemption, we will redeem your shares at the next NAV on any day on which the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission.


WAYS TO REDEEM

     You may redeem your shares:

     o   in writing;

     o   through Redeem-by-Phone;

     o   on the Internet; or

     o   through the Fund's systematic withdrawal plan.

     The LB Money Market Fund also allows you to redeem Class A shares by writing a check, or by using your VISA debit card.


WRITTEN REQUESTS

     To redeem all or some of your shares, send a written request to:

     Lutheran Brotherhood Securities Corp.
     P.O. Box 9491
     Minneapolis, Minnesota 55440-9491

     We may require your signature to be guaranteed if you are redeeming your shares in an amount of $50,000 or more, if you are requesting the payment to be made to another party or sent to another address, or if you are a beneficiary of an account. Your signature may be guaranteed by:

      o    a trust company or commercial bank;

      o    a savings association;

      o    a credit union; or

      o a securities broker, dealer, exchange, association, or clearing agency.

     We will not accept signatures that are notarized by a notary public.

     Once your redemption request is received in good order, the Fund normally will send the proceeds of such redemption with 1 business day. However, if making payment could adversely affect a Fund, the Fund may defer payment for up to seven days or a longer period if permitted. Please note that a Fund will hold payment of redemption proceeds until your purchase check clears, which may be 15 days.


REDEEM BY PHONE

     If you have completed an Account Features Request, you may redeem any amount of at least $1,000 by calling us at 800-328-4552 to use our Automated Investor Access Line or 800-990-6290 to speak with an investor representative. We will send you a check or send the funds electronically to your commercial bank by the third business day after your redemption request. This feature is NOT available on IRA or other Tax Deferred Plans.


INTERNET

     You may redeem some or all of your shares by using our website: http://www.luthbro.com.


SYSTEMATIC WITHDRAWAL

     If you own shares with a value of at least $5,000, you may order automatic monthly, quarterly, semiannual or annual redemptions in any amount. The proceeds will be sent to you, your designated payee, or your commercial bank, savings bank or credit union.

     Income dividends and capital gains distributions will continue to be reinvested in additional Fund shares. Shares will be redeemed as necessary to make automatic payments to the shareholder.


WRITING A CHECK

     Redeeming by check allows you to earn daily income dividends until your check clears. This service is offered for Class A shares of LB Money Market Fund only.

     Establishing check writing privilege: Upon opening your Class A share LB Money Market Account, State Street Bank will automatically establish an LB Money Market Fund checking account for you.

     Using your LB Money Market checking account: With a LB Money Market Fund checking account, you may redeem your shares simply by writing a check in any amount of $250 or more. However, you may not write a check for the entire balance of your account. If you redeem shares by check before State Street Bank has collected your payment for shares purchased by check, State Street Bank will return your check marked "insufficient funds."

     Your money market check may be cashed or deposited like any other check. When it is received by State Street Bank for payment, the bank will present the check to the Fund and redeem enough of your shares to cover the amount. The shares will be redeemed at NAV next determined after State Street Bank presents the check. Your canceled checks or a copy of your checks and a statement will be sent to you each month.

     When you open a LB Money Market Fund checking account, you will be subject to State Street Bank's checking account rules and regulations. State Street Bank and the LB Money Market Fund have the right to modify or terminate checking account privileges or to charge for establishing or maintaining a checking account. There are no current charges for establishing or maintaining a checking account.


VISA DEBIT CARDS

     At your request, and subject to approval State Street Bank will issue a VISA debit card to you. This service is offered for Class A shares of LB Money Market Fund only.

     With a VISA debit card, you authorize the redemption of your shares by using the card. The VISA debit card may be used to purchase merchandise or services from merchants honoring VISA or to obtain cash advances (which a bank may limit to $5,000 per account per day for merchandise and services, $600 per account for cash advances) from any bank honoring VISA. You will earn daily income dividends on Fund shares up to the date they are redeemed. You will receive a monthly statement from State Street Bank listing VISA transactions.

     Rules and fees: When you receive a LB Money Market Fund VISA debit card, you will be subject to State Street Bank's VISA account regulations. State Street Bank charges an annual VISA fee of $25 to cover its fees and administrative costs. State Street also charges a fee of $1.50 each time an Automated Teller Machine (ATM) is used. In addition to that fee, the bank that owns the ATM machine may also charge a fee for each transaction. Enough shares will be redeemed automatically from your account to pay the fee. Lost or stolen cards should be reported immediately to State Street Bank at toll-free (800) 543-6325. State Street Bank and the LB Money Market Fund have the right to modify or terminate the VISA debit card privilege or to impose additional charges for establishing or maintaining a VISA account upon 30 days prior written notice.


DIVIDENDS ON REDEMPTION

     If you redeem all your shares, the redemption proceeds will include all dividends to which you have become entitled since they were last paid.


ACCOUNTS WITH LOW BALANCES

     Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account if the value of shares in the account falls below a certain minimum. The required minimum amount for Class A and Class B share accounts is $500 for all Funds except LB Money Market Fund, which has a minimum amount for Class A and Class B share accounts of $1,000.

     Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares. Shares will not be redeemed if the account's value drops below the minimum only because of market fluctuations.


                           DIVIDENDS AND CAPITAL GAINS

Dividends are declared and paid as follows:

     - declared daily and paid monthly       LB Money Market Fund

     - declared monthly and paid monthly     LB High Yield Fund
                                             LB Income Fund
                                             LB Municipal Bond Fund

     - declared and paid quarterly           LB Fund

     - declared and paid annually            LB Opportunity Growth Fund
                                             LB Mid Cap Growth Fund
                                             LB World Growth Fund

     Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Fund.

     Capital gains distributions, if any, will usually be declared in December.

     Distribution Options. When completing your application, you must select one of the following three options for dividends and capital gains distributions:

     o Full Reinvestment. Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of that Fund. This option will be selected automatically unless one of the other options is specified.

     o Full Reinvestment in a Different Fund. You may also choose to have your dividends reinvested into an existing account in another Fund within The Lutheran Brotherhood Family of Funds.

     o All Cash. Dividends and capital gains distributions will be paid in cash. Your request to receive all or a portion of your dividends and other distributions in cash must be received by LBSC at least ten days before the record date of the dividend or other distribution.

     Distributions paid in shares will be credited to your account at the next determined NAV per share.


                                      TAXES

     In general, any dividends and short-term capital gains distributions you receive from a Fund are taxable as ordinary income. Distributions of other net capital gains by a Fund are generally taxable as capital gains - in most cases, at different rates from those that apply to ordinary income. We expect that dividends from the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, and LB Fund will consist primarily of capital gains and that dividends from the LB High Yield Fund, LB Income Fund, and LB Money Market Fund will consist primarily of ordinary income.

     The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.

     LB MUNICIPAL BOND FUND. You will not be required to pay federal income tax on dividends of LB Municipal Bond Fund that represent interest that the Fund earns on tax-exempt securities. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, income of the Fund that is exempt from federal income tax may be subject to state and local income tax. Any capital gains distributed by LB Municipal Bond Fund may be taxable.

     LB WORLD GROWTH FUND. Foreign investments pose special tax issues for the LB World Growth Fund and its shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold some interest and dividends that otherwise would be payable to the LB World Growth Fund. If the amount withheld is material, shareholders may be able to claim a foreign tax credit.

     Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange between Funds is the same as a sale. You will not be required to pay federal income tax on (i) the automatic conversion of Class B shares to Class A shares or (ii) exchanges of Class A or Class B shares for Institutional Class Shares.

     Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance.

     By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


OTHER SECURITIES AND INVESTMENT PRACTICES

     The principal investment strategies and risk factors of each Fund are outlined beginning on page __. The Funds may also invest in other securities and engage in other practices. Below are brief discussions of these securities, other practices in which certain of the Funds may engage, and their associated risks.

     REPURCHASE AGREEMENTS. Each of the Funds may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

     WHEN-ISSUED SECURITIES. Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. LB Income Fund and LB Money Market Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

     ZERO COUPONS. Each of the Funds may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Fund that has purchased the security and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Fund to liquidate portfolio securities at a disadvantageous time.

     FOREIGN SECURITIES. The LB Opportunity Growth Fund and LB World Growth Fund may invest in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of these Funds may use foreign currencies and related instruments to hedge its foreign investments.

     In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

     RESTRICTED AND ILLIQUID SECURITIES. Each of the Funds may invest in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

     SECURIITES LENDING. Each of the Funds may seek additional income by lending portfolio securities to qualified instructions. By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.

     DERIVATIVES.  Each of the Funds may invest in derivatives.
Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Fund may also use derivatives for speculation (investing for potential income or capital gain).

     While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

     The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

     With some derivatives, whether used for hedging or speculation, there is also the risk that the counterpart may fail to honor its contract terms, causing a loss for the Fund.

      HIGH-YIELD BONDS. Each of LB High Yield Fund, LB Income Fund and LB MidCap Growth Fund may invest in high-yield bonds. High-yield bonds are debt securities rated below BBB- by S&P or Baa3 by Moody's. To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

     o The risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds
     o Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

     SHORT-TERM TRADING. The investment strategy for the LB Mid Cap Growth Fund, LB High Yield Fund, and LB Income Fund at times may include short-term trading. While each other Fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Fund's transaction costs and may increase your tax liability.

     INTERNATIONAL EXPOSURE. Many U.S. companies in which the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, and LB Income Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Fund shares.

     BONDS. The value of any bonds held by a Fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, possibly causing a loss for the Fund.

     COMPUTER RISKS. LB Research does not currently anticipate that computer problems related to the year 2000 or to the conversion of various European currencies into a single currency, the Euro, will have a material effect on any Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communications systems, the investment markets or the economy in general or that Euro conversion-related computer problems could negatively affect the European investment markets or the global economy.

     SECURITIES RATINGS. When fixed-income securities are rated by one or more independent rating agencies, a Fund uses these ratings to determine bond quality. Investment grade bonds are those that are rated higher than BBB by Standard & Poor's Corporation or higher than Baa3 by Moody's Investors Service, Inc., or unrated but considered of equivalent quality by the Fund's adviser. High-yield bonds are below investment grade bonds in terms of quality.

     In cases where a bond is rated in conflicting categories by different rating agencies, a Fund (other LB Money Market Fund) may choose to follow the higher rating. If a bond is unrated, the Fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

     DEFENSIVE INVESTING During unusual market conditions, each Fund (other than LB Money Market Fund) may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that the Fund does this, it is not pursuing its investment objective.


OPTIMUM ACCOUNT(R)

      LBSC offers the Optimum Account to all LB Money Market Fund Class A shareholders. Optimum Account features include:

      o VISA Debit Card Privilege. You can use the VISA card to purchase merchandise or obtain cash advances. Purchase transactions are escrowed, or held against your current Money Market Account balance. At month end the total escrowed purchases are redeemed from your money market account. Although the escrowed shares are not available for use, they do continue to earn interest or dividends. All cash advances are redeemed from your account immediately.

      o Checkwriting Privileges. You can write as many checks as you want with no minimum and at no charge per check. Checks or copies of checks will be returned to you for recordkeeping. State Street Bank will redeem enough shares from your LB Money Market Fund account to cover the checks you write on the date the check reaches the Bank.

      o Tax-free Money Market Fund. You have access to Tax-Free Instruments Trust, a money market fund with dividends exempt from federal income tax.

      o Discount Brokerage. You can use Optimum Account Discount Brokerage Services for direct purchases of general securities.

      o Automatic Settlement. Purchase and sell transactions for general securities placed through Optimum Account Discount Brokerage Services will clear automatically through your LB Money Market Fund account.

      o Monthly Consolidated Statement. In lieu of an immediate confirmation of LB Money Market Fund financial transactions, you will receive your monthly Optimum Account statement. The monthly statement will report all activity in your accounts held in The Lutheran Brotherhood Family of Funds, Tax-Free Instruments Trust, Optimum Account Discount Brokerage Account, and VISA Debit cards.

      o Newsletter. Money management tips and information about Optimum Account will be sent to you on a regular basis through the quarterly newsletter offered to Optimum Account holders.

      In the future, LBSC may offer additional features to shareholders in Optimum Account.

      There is a one-time new account fee of $25 for the Optimum Account package. This fee is waived for LB Money Market Fund Class A shareholders who already have the LB Money Market Fund VISA debit card when they add the features of Optimum Account. A monthly administrative fee of $5.00 is charged. These fees will be automatically redeemed from your LB Money Market Fund account each month.


FINANCIAL HIGHLIGHTS

     The financial highlights tables for each of the Funds are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders for the fiscal year ended October 31, 1998, which is available upon request.

     Shares of the Funds had no class designations until October 31, 1997, when designations were assigned based on the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold after that date. The tables below cover periods prior to the adoption of class designations and therefore do not reflect the Rule 12b-1 fees of 0.75% per year applicable to the Class B shares and the shareholder servicing fees of 0.25% per year applicable to the Class A and Class B shares, which will adversely affect performance results for periods after October 31, 1997. The tables also do not show the effect of a sales charge.


                                                                   LB OPPORTUNITY GROWTH FUND

                                                                 CLASS A SHARES                                CLASS B SHARES
                                         ---------------------------------------------------------------------  --------------

                                          Year ended     Year Ended     Year Ended     Year Ended    Year Ended   Year Ended
                                           10/31/98       10/31/97       10/31/96       10/31/95      10/31/94     10/31/98
                                          -----------    ----------     ----------    ----------     -----------  -----------
Net Asset Value, Beginning of Period.....                  $13.62         $13.83        $10.76       $10.66
                                                           ------         ------         ------       ------
Investment Operations:
  Net Investment Loss  ..................                   (0.07)         (0.11)        (0.09)       (0.06)
  Net Realized and Unrealized Gain
    (Loss) on Investment.................                     .91           2.63          3.16         0.16
                                                            ------         ------         ------       ------
Total from Investment Operations.........                     .84           2.52          3.07         0.10
                                                            ------         ------         ------       ------
Less Distributions:
  Distributions from Net Realized
    Gain on Investments..................                   (1.49)         (2.73)            --          --
                                                            ------         ------         ------       ------
Net Asset Value, End of Period...........                  $12.97        $13.62        $13.83       $10.76
                                                           ======         ======         ======       ======
Total Investment Return at Net Asset
    Value(%)                                                (7.52)%        21.27%        28.53%        0.94%
Net Assets, End of Period (in millions)..                 $311.4         $265.8        $165.7        $99.6
Ratio of Expenses to Average Net
    Assets (%)                                               1.29%          1.28%         1.43%        1.66%
Ratio of Net Investment Loss to
  Average Net Assets (%).................                   (0.60%)        -0.92%        -0.88%       -0.83%
Portfolio Turnover Rate (%)...............                    136%           176%          213%         64%

                                                    LB MID CAP GROWTH FUND

                                                                     CLASS A SHARES                       CLASS B SHARES
                                                          ---------------------------------------         ---------------

                                                                              For the period from
                                                                                  May 30, 1997
                                                            Year Ended          (effective date)              Year Ended
                                                              10/31/98         to October 31, 1997             10/31/98
                                                            -----------         ------------------            -----------

Net Asset Value, Beginning of Period ......................                       $   9.25
                                                                                  --------
Investment Operations:
Net Investment Loss .......................................                          (0.02)
Net Realized and Unrealized Gain
  (Loss) on Investments ...................................                           1.10
                                                                                  --------
Total from Investment Operations ..........................                           1.08
                                                                                  --------
Net Asset Value, End of Period ............................                       $  10.33
                                                                                  ========
Total Investment Return at
 Net Asset Value %   ......................................                          11.68%
Net Assets, End of Period ($ in millions) .................                       $  14.6
Ratio of Expenses to Average
 Net Assets ...............................................                           1.95%
Ratio of Net Investment Loss to
 Average Net Assets .......................................                          (0.84%)
Portfolio Turnover Rate ...................................             94%


                                                   LB WORLD GROWTH FUND

                                                                             CLASS A SHARES                      CLASS B SHARES
                                                    ------------------------------------------------------------- --------------
                                                                                           For the Period From
                                                                                            September 5, 1995
                                                     Year Ended   Year Ended    Year Ended  (effective date) to  Year Ended
                                                      10/31/98     10/31/97      10/31/96    October 31, 1995     10/31/98
                                                     -----------  -----------   ----------  -----------------     ------------
Net Asset Value, Beginning of Period...............                 $9.48         $8.44           $8.50
                                                                    -----         -----           -----
Income From Investment Operations:
     Net Investment Income.........................                  0.02          0.04            0.01
     Net Realized and Unrealized Gain (Loss)
        on Investments.............................                  0.67          1.02           (0.07)
                                                                    -----         -----           -----
Total from Investment Operations...................                  0.69          1.06           (0.06)
                                                                    -----         -----           -----
Less Distributions from:
     Net Investment Income.........................                 (0.04)        (0.02)             --
     Net Realized Gains on Investments.............                 (0.04)           --              --
                                                                    -----         -----           -----
Total Distributions................................                 (0.08)        (0.02)             --
                                                                    -----         -----           -----
Net Asset Value, End of Period.....................                $10.09         $9.48           $8.44
                                                                    =====         =====           =====
Total Investment Return at Net Asset Value (%)                       7.38%        12.53%          -0.71%
Net Assets, End of Period (in millions)............                $75.1         $52.9           $14.0
Ratio of Expenses to Average Net Assets............                  1.82%         1.95%(1)        1.95%(1)
Ratio of Net Investment Income to Average Net Assets..               0.17%         0.67%(1)        1.60%(1)
Portfolio Turnover Rate...............................              17%           11%              0%
------------------
(1)  Effective September 5, 1995 through October 31, 1996, LB Research Corp. had voluntarily undertaken to limit the Fund's expense ratio at 1.95%. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 2.13% and 2.89%, and the ratio of net investment income to average net assets would have been 0.49% and 0.66%, respectively, for the year ended October 31, 1996 and for the period from September 5, 1995 to October 31, 1995.

                                                               LB FUND

                                                           CLASS A SHARES                            CLASS B SHARES
                                 -------------------------------------------------------------      -----------------
                                    Year         Year         Year         Year         Year            Year
                                    Ended        Ended        Ended        Ended        Ended          Ended
                                   10/31/98     10/31/97     10/31/96     10/31/95     10/31/94       10/31/98
                                   ---------    --------     --------     --------     -------        ---------
Net Asset Value,
   Beginning of Period.....                     $ 23.07      $ 21.19      $17.67       $18.85
                                                -------      -------      ------       ------
Investment Operations:
Net Investment Income......                        0.19         0.20        0.22         0.19
Net Realized and Unrealized
   Gain Loss on Investments.                       5.68         3.33        3.52        (0.20)
                                                 -------      -------     ------       -------
Total from Investment
   Operations                                      5.87         3.53        3.74        (0.01)
                                          -------    -------    ------   ------   ------
Less Distributions from:
   Net Investment Income...                       (0.20)       (0.20)      (0.22)       (0.20)
   Net Realized Gain on
   Investments.............                       (1.76)       (1.45)         --        (0.97)
                                                 -------      -------      ------       ------
Total Distributions........                       (1.96)       (1.65)        (0.22)     (1.17)
                                          -------    -------    ------   ------   ------
Net Asset Value End of
   Period..................                      $26.98      $ 23.07        $21.19     $17.67
                                                 =======     =======        ======     ======
Total Investment Return a
   Net Asset Value(%)...                          26.99%       17.61%        21.34%     -0.11%
Net Assets, End of Period
   (in millions)...........                    $ 989.8      $ 768.8        $645.5     $548.6
Ratio of Expenses to
   Average Net Assets (%)..                        0.88%(1)     0.97%         1.02%      1.04%
Ratio of Net Investment
   Income to Average Net
   Assets (%)..............                        0.76%(1)     0.94%         1.15%      1.10%
Portfolio Turnover Rate (%)....                   54%          91%          127%       234%
-----------------------
(1)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.92% and the ratio of net investment income to average net assets would have been 0.72%.

                                                  LB HIGH YIELD FUND

                                                CLASS A SHARES                            CLASS B SHARES
                           ----------------------------------------------------------    ----------------
                            Year         Year          Year         Year        Year           Year
                            Ended       Ended         Ended        Ended        Ended         Ended
                           10/31/98     10/31/97     10/31/96     10/31/95     10/31/94      10/31/98
                           ---------    --------     --------      -------      -------      ---------
Net Asset Value,
 Beginning of Period...                 $ 9.21       $ 9.03       $ 8.86       $ 9.73
                                        ------       ------       ------        -----
Investment Operations:
Net Investment Income .                   0.85         0.84         0.83         0.83
Net Realized and
 Unrealized Gain (Loss)
 on Investments........                   0.41         0.17         0.24        (0.86)
                                         ------       ------       -----        ------
Total from Investment
 Operations............                   1.26         1.01         1.07        (0.03)
                                         ------       ------       ------      ------
Less Distributions from:
 Net Investment Income.                  (0.86)       (0.83)       (0.85)       (0.82)
 Net Realized Gain
 on Investments........                  (0.03)        --          (0.05)       (0.02)
                                        ------       -----        ------       ------
Total Distributions....                  (0.89)       (0.83)       (0.90)       (0.84)
                                        ------       ------       ------       ------
Net Asset Value End
 of Period.............                 $ 9.58       $ 9.21       $ 9.03       $ 8.86
                                        ======       ======       ======       ======
Total Investment
 Return at Net
 Asset Value(%)               .....      14.43%       11.64%       12.93%       -0.47%
Net Assets, End of
 Period (in millions)..                $862.9       $703.1       $594.3       $499.6
Ratio of Expenses to
 Average Net Assets (%).                  0.84%(1)     0.91%        0.93%        0.95%
Ratio of Net Investment
 Income to Average
 Net Assets (%)........                   9.14%(1)     9.23%        9.53%        8.92%
Portfolio Turnover Rate                 113%         104%          71%          50%
-------------------
(1)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB High Yield Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.88% and the ratio of net investment income to average net assets would have been 9.10%.

                                                     LB INCOME FUND

                                                 CLASS A SHARES                     CLASS B SHARES
                           -----------------------------------------------------   ----------------
                            Year        Year       Year        Year        Year          Year
                            Ended       Ended      Ended       Ended       Ended        Ended
                           10/31/98    10/31/97   10/31/96    10/31/95    10/31/94     10/31/98
                           --------    --------   --------   --------    --------     ---------
Net Asset Value,
 Beginning of Period.......            $ 8.50     $ 8.72      $ 8.01      $ 9.43
                                       ------     ------      ------      ------
Investment Operations:
Net Investment Income......              0.55       0.57        0.59        0.58
Net Realized and
 Unrealized Gain (Loss)
 on Investments............              0.11      (0.19)       0.69      (1.19)
                                        ------     ------     ------       ------
Total from Investment
 Operations................             0.66       0.38        1.28       (0.61)
                                        ------      ------     ------      ------
Less Distributions from:
 Net Investment Income.....             (0.55)     (0.60)      (0.57)      (0.56)
 Net Realized Gain on
 Investments...............               --          --         --        (0.25)
                                        ------     ------      -----       ------
Total Distributions........             (0.55)     (0.60)      (0.57)      (0.81)
                                       ------      ------     ------      ------
Net Asset Value End of
 Period....................            $ 8.61     $ 8.50      $ 8.72      $ 8.01
                                       ======      =====      ======      ======
Total Investment Return
 at Net Asset
 Value(%)            ............  ..    8.05%      4.56%     16.53%       -6.81%
Net Assets, End of
 Period (in millions).....            $778.0     $871.0     $942.1       $907.2
Ratio of Expenses to
 Average Net Assets (%)...             0.80%(1)    0.83%      0.83%       0.82%
Ratio of Net Investment
 Income to Average
 Net Assets (%)...........             6.44%(1)    6.61%      7.01%      6.77%
Portfolio Turnover Rate (%)....       97%        142%       131%       155%
------------------------
(e)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Income Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been
     6.40%.

                                                         LB MUNICIPAL BOND FUND

                                                             CLASS A SHARES                       CLASS B SHARES
                                   -----------------------------------------------------------   ----------------
                                     Year         Year        Year         Year         Year           Year
                                     Ended        Ended       Ended        Ended        Ended         Ended
                                    10/31/98     10/31/97    10/31/96     10/31/95     10/31/94      10/31/98
                                     --------     --------    --------    --------     --------      ---------
Net Asset Value,
   Beginning of Period.........                  $ 8.60       $ 8.58      $ 7.88       $ 9.00
                                                 ------       ------      ------       ------
Investment Operations:
Net Investment Income..........                    0.45         0.44        0.45         0.46
Net Realized and Unrealized Gain
   (Loss) on Investments.......                    0.24         0.01        0.70       (0.96)
                                                  ------       ------      ------       ------
Total from Investment Operations.                  0.69         0.45        1.15         0.50
                                                  ------       ------      ------       ------
Less Distributions from:
   Net Investment Income.......                   (0.44)       (0.43)      (0.45)       (0.46)
   Net Realized Gain on
     Investments...............                      --           --          --        (0.16)
                                                  ------       ------      ------       ------
Total Distributions............                   (0.44)       (0.43)      (0.45)       (0.62)
                                                  ------       ------      ------       ------
Net Asset Value End of Period..                  $ 8.85       $ 8.60      $ 8.58       $ 7.88
                                                 ======        =====      ======       ======
Total Investment Return at
   Net Asset Value(%)            .......           8.28%       5.33%      14.97%       -5.93%
Net Assets, End of
   Period (in millions)........                 $591.9       $609.5      $628.7       $595.2
Ratio of Expenses to Average
   Net Assets (%)..............                    0.70%(1)     0.74%       0.74%        0.75%
Ratio of Net Investment Income
   to Average Net Assets (%)...                    5.13%(1)     5.14%       5.43%        5.44%
Portfolio Turnover Rate (%)....                   18%          33%         36%          38%
------------------------
(1)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Municipal Bond Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.74% and the ratio of net investment income to average net assets would have been 5.09%.

                                                       LB MONEY MARKET FUND

                                                          CLASS A SHARES                      CLASS B SHARES
                               -----------------------------------------------------------   ----------------
                                 Year         Year         Year         Year         Year          Year
                                 Ended        Ended        Ended        Ended        Ended        Ended
                                10/31/98     10/31/97     10/31/96     10/31/95     10/31/94     10/31/98
                                --------     --------    --------     --------      --------     ---------
Net asset Value,
   Beginning of Period...                     $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                              ------       ------       ------       ------
Investment Operations:
Net Investment Income....                       0.05         0.05         0.05         0.03
                                               ------       ------       ------       ------
Less Distributions from:
Net Investment Income....                      (0.05)       (0.05)       (0.05)       (0.03)
                                               ------       ------       ------       ------
Net Asset Value,
   End of Period.                             $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                              ======       ======       ======       ======
Total Investment Return
   at Net Asset Value (%)                       4.74%        4.63%        4.95%        2.89%
Net Assets, End of
   Period (in millions)..                    $469.2       $417.6       $341.1       $276.9
Ratio of Expenses to
   Average Net Assets (%)(1).                   0.95%        1.01%        1.10%        1.10%
Ratio of Net Investment
   Income to Average Net
   Assets (%)(1).                               4.64%        4.53%        4.85%        2.85%
----------------------
(1)  Effective February 1, 1992 through March 31, 1996, LB Research had voluntarily undertaken to limit the Fund's expense ratio to 1.10% of annual average daily net assets. Effective April 1, 1996, LB Research voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Had LB Research not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 1.05%, 1.07%, 1.18%, 1.36%, 1.44%
     and 1.23% and the ratio of net investment income to average net assets would have been 4.35%, 4.47%, 4.77%,
     2.59%, 1.82% and 2.63%, respectively, for the years ended October 31, 1997, 1996, 1995, and 1994, the nine month period ended October 31, 1993 and the year ended January 31, 1993.

[Back cover page]


FOR MORE INFORMATION ABOUT THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                                CALL US

  o  (800) 328-4552 (Automated Investor Access Line)
  o  (800) 990-6290 (to speak with an investor representative)


                         VISIT US ON THE INTERNET

  o  http://www.luthbro.com


                               WRITE US


  o  Lutheran Brotherhood Securities Corp.
     P.O. Box 9491
     Minneapolis, Minnesota 55440-0310


     The Statement of Additional Information which is incorporated by reference into this Prospectus) contains additional information about the Funds. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Funds during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-990-6290. You may also review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may get more information about the Public Reference Room by calling 1-800-SEC-0330. You may also get information about the Funds at the SEC web site (http://www.sec.gov) or by mail, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.



1940 Act File No. 811-1467

                   LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                  LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                   LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                          LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD HIGH YIELD FUND
                      LUTHERAN BROTHERHOOD INCOME FUND
                  LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                   LUTHERAN BROTHERHOOD MONEY MARKET FUND

                                  NO LOAD
                         INSTITUTIONAL CLASS HARES



PROSPECTUS                                             December 30, 1998


     The Lutheran Brotherhood Family of Funds are offered to members of Lutheran Brotherhood and to qualifying Lutheran institutional investors. This is the Prospectus for the Institutional Class Shares which are only offered to Lutheran institutions, Lutheran church organizations, retirement plans sponsored by Lutheran institutions, and Lutheran participants in the Allocation Advantage(sm) mutual fund asset allocation program offered by Lutheran Brotherhood Securities Corp.













The Securities and Exchange Commission has not approved or disapproved these
securities or determined if this prospectus is truthful or complete.   Any
representation to the contrary is a criminal offense.

                            TABLE OF CONTENTS

                                                               PAGE

The Funds and their investment objectives, principal strategies and risks, volatility and performance

    LB Opportunity Growth Fund
    LB Mid Cap Growth Fund
    LB World Growth Fund
    LB Fund
    LB High Yield Fund
    LB Income Fund
    LB Municipal Bond Fund
    LB Money Market Fund

Your Investment
  Buying Shares of The Lutheran Brotherhood Family of Funds
    Additional Purchases
  Net Asset Value of Your Shares
  Exchanging Between Funds
  Redeeming Shares

Dividends and Capital Gains

Taxes

Other Securities and Investment Practices

Financial Highlights

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, VOLATILITY AND PERFORMANCE

     Below for each Fund is a description of its investment objective, the principal investment strategies pursued by the Funds' investment adviser or sub-adviser, and its principal risks. Also, there is a bar chart and a table that give an indication of the Fund's volatility and performance. Additional information on the Funds' investments and practices is included beginning on page __.

     The bar chart and table for each Fund provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to a broad-based securities market index. Each index is a widely recognized, unmanaged index of securities.

     The bar charts and tables shown below include the effects of fund expenses, but not sales charges and assume that you sold your shares at the end of the period. The returns shown for the Funds include performance from before the creation of the Institutional Class Shares on October 31, 1997. How a Fund has performed in the past is not necessarily an indication of how it will perform in the future.


LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Opportunity Growth Fund ("LB Opportunity Growth Fund") is to achieve long-term growth of capital.

     PRINCIPAL STRATEGIES. The LB Opportunity Growth Fund seeks to achieve its objective by investing primarily in common stocks of smaller growth companies (with market capitalizations of less than $1.7 billion at the time of purchase).

     T. Rowe Price Associates, Inc., ("T. Rowe Price"), the Fund's sub-adviser, designed and uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The models generally measure the major characteristics of stocks in the small company growth sector such as valuations and projected earnings growth. These will often be companies with shorter histories and less seasoned operations. The Fund will focus primarily on companies that possess superior earnings prospects.

     PRINCIPAL RISKS. The LB Opportunity Growth Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance.

     In addition, smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to be more dependent on the success of limited product lines and have less experienced management and financial resources.

     For these and other reasons, the LB Opportunity Growth Fund may underperform other stock funds (such as large company stock funds) when stocks of small companies are out of favor.

     The success of the LB Opportunity Growth Fund's investment strategy depends significantly on T. Rowe Price's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB Opportunity Growth Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month         Return

12/31/93      24.91%
12/31/94       2.66%
12/31/95      37.71%
12/31/96      12.16%
12/31/97      -0.32%

Footnote reads:
During the period shown in the bar chart, the highest return for a quarter was 20.68% (quarter ending September 30, 1997), and the lowest return for a quarter was -17.65% (quarter ending March 31, 1997).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  -
23.02%


                                             Average Annual Total Returns
                                               (for the periods ending
                                                   December 31, 1997)
                                             -----------------------------
                                                               Since
                                                              Inception
                                                    1-Year    (1/8/93)

LB Opportunity Growth Fund (Institutional Class)    -0.32%      14.63%

Russell 2000**                                      22.36%      15.96%

*Period from January 8, 1993 to December 31, 1993 (not annualized).

**The Russell 2000 is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest companies based on market capitalization).


SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from
  your investment)
Maximum Sales Charge (Load)                         None
Maximum Deferred Sales Charge (Load)                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                   0.43%
  Other Expenses                                    0.61%
  Total Fund Operating Expenses                     1.04%

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Opportunity Growth Fund      $110       $330        $570       $1,270

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Opportunity Growth Fund       $110        $330       $570      $1,270


LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund") is to achieve long term growth of capital.

     PRINCIPAL STRATEGIES. LB Mid Cap Growth Fund tries to increase the long-term value of your investment by investing in common stocks of companies with medium market capitalizations. Under normal market conditions, the LB Mid Cap Growth Fund invests at least 65% of its assets in Companies that fall within the range of companies included in the Standard & Poor's MidCap 400 Index at the time of the Fund's investment. Companies whose capitalization no longer meets this definition continue to be considered medium market capitalization companies for purposes of this policy. The S&P 400 Index is an unmanaged stock market index comprised of common stocks of approximately 400 mid-capitalization companies in the U.S. selected by Standard & Poor's Corporation. As of September 30, 1998, the S&P MidCap 400 included companies with capitalizations between $185 million and $24 billion. The Fund's adviser uses both fundamental and technical investment research techniques to determine what stocks to buy and sell. (Fundamental investment analysis includes an analysis of a company's financial position including its financial statements, historical assets, earnings, sales, products and management in order to forecast its future stock price. Technical analysis uses studies of price and volume movements of stocks to forecast price movements and does not concern itself with financial statistics of a company.) Lutheran Brotherhood Research Corp. ("LB Research"), the Fund's investment adviser focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

     PRINCIPAL RISKS. The LB Mid Cap Growth Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance.

     In addition, medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the LB Mid Cap Growth Fund may underperform other stock funds (such as large company stock funds) when stocks of medium-sized companies are out of favor.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB Mid Cap Growth Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its objective.

     No bar chart or performance table has been included for the LB Mid Cap Growth Fund. The LB Mid Cap Growth Fund commenced operations on May 30, 1997.

SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB Mid Cap Growth Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load)                          None
Maximum Deferred Sales Charge (Load)                 None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                     0.45%
  Other Expenses                                      1.74%
  Total Fund Operating Expenses (1)                   2.19%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fee and, if necessary, to bear certain expenses associated with operating LB Mid Cap Growth Fund in order to limit the Fund's total operating expenses for the Institutional Class shares to an annual rate of 1.70% of the average net assets.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Mid Cap Growth Fund          $170        $540        $920     $2,016

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Mid Cap Growth Fund          $170        $540        $920     $2,016


LUTHERAN BROTHERHOOD WORLD GROWTH FUND

     INVESTMENT OJBECTIVES. The investment objective of the Lutheran Brotherhood World Growth Fund ("LB World Growth Fund") is to seek total return from long-term growth of capital.

     PRINCIPAL STRATEGIES. The LB World Growth Fund seeks to achieve its objective by investing primarily in common stocks of non-U.S. companies. The Fund may invest in companies established anywhere in the world (including the U.S.).

     While stocks may be purchased without regard to a company's market capitalization, the focus will typically be on large and, to a lesser extent, medium-sized, companies. In determining the appropriate distribution of investments among various countries and geographic regions Rowe Price-Fleming International, Inc. ("Price-Fleming"), the Fund's sub-adviser, will consider prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of individual investment opportunities available to international investors. Stocks are selected by blending a bottom-up approach, based on fundamental research techniques, with an awareness of a country's economic status and outlook. Price-Fleming weighs a company's prospects for achieving and sustaining above-average, long-term earnings growth and also valuation factors, such as price/earnings and price/cash flows ratios. Valuation factors often influence allocations among large-cap, medium-cap, or small-cap shares.

    PRINCIPAL RISKS. LB World Growth Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance.

     Stocks of non-U.S. companies present additional risks for U.S. investors. Stocks of non-U.S. companies tend to be less liquid and more volatile than their U.S. counterparts, in part because foreign markets are generally smaller, more sensitive to trading activity and more likely to experience delayed or less frequent settlement of transactions. In many foreign countries, accounting standards are less standardized and economic and political climates are less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are greater in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. For these and other reasons, LB World Growth Fund may underperform other stock funds (such as U.S. stock funds) when international stocks are out of favor.

     The success of the Fund's investment strategy depends significantly on Price Fleming's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB World Growth Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. LB World Growth Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month         Return

12/31/95       2.28%
12/31/96      13.43%
12/31/97       2.27%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.84% (quarter ending June 30, 1997) and the lowest return for a quarter was -7.50% (quarter ending December 31, 1997).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  -1.41%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                                              Since
                                                            Inception
                                              1-Year        (9/5/95)

LB World Growth Fund (Institutional Class)     2.27%          8.13%

Morgan Stanley EAFE Index**                    2.06%          5.58%

*Period from September 5, 1995 to December 31, 1995 (not annualized).

**The Morgan Stanley EAFE (Europe and Australasia, Far East Equity) is an unmanaged index which measures the performance of international companies screened for liquidity, cross-ownership, and industry representation.


SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB World Growth Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load)                       None
Maximum Deferred Sales Charge (Load)              None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                 0.75%
  Other Expenses                                  0.82%
  Total Fund Operating Expenses                   1.57%

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB World Growth Fund             $160       $500        $860      $1,870

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB World Growth Fund             $160       $500        $860      $1,870


LUTHERAN BROTHERHOOD FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Fund ("LB Fund") is to seek growth of capital and income.

     PRINCIPAL STRATEGIES. The principal strategy for achieving this objective is to invest in the common stocks of leading U.S. domestic and multi-national companies. LB Research, the Fund's adviser uses fundamental and technical investment research techniques to identify stocks of companies that have a leading position and successful business strategy within their industry based on the company's asset size, market share, profitability, potential sales and earnings growth, competitive position, and relative stock value.

     PRINCIPAL RISKS. LB Fund's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance.

     In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies. For these and other reasons, the LB Fund may underperform other stock funds (such as small company or medium company stock funds) when larger company stocks are out of favor.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of LB Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The LB Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month         Return

12/31/88       9.24%
12/31/89      26.61%
12/31/90      -1.95%
12/31/91      32.77%
12/31/92       5.80%
12/31/93       8.69%
12/31/94      -3.41%
12/31/95      32.04%
12/31/96      17.22%
12/31/97      27.95%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 16.12% (quarter ending June 30, 1997) and the lowest return for a quarter was -13.46% (quarter ending September 30, 1990).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  0.81%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

LB Fund (Institutional Class)        27.95%      15.75%       14.74%

S&P 500*                             33.36%      20.24%       18.02%

*The S&P 500 is an unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.


SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load)                       None
Maximum Deferred Sales Charge (Load)              None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                 0.39%
  Other Expenses                                  0.29%
  Total Fund Operating Expenses (1)               0.68%

(1) LB Research voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB Fund. With this waiver, the Total Fund Operating Expenses would be 0.63% for the Institutional Class. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Fund                          $60        $200        $350       $790

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Fund                          $60        $200        $350       $790


LUTHERAN BROTHERHOOD HIGH YIELD FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood High Yield Fund ("LB High Yield Fund") is to obtain high current income, and secondarily growth of capital.

     PRINCIPAL STRATEGIES. Under normal market conditions, the Fund invests at least 65% of its total assets in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stocks. These securities are commonly known as "junk bonds." At the time of purchase these securities are rated within or below the BB or Ba major rating categories by Standard & Poor's/Moody's or are unrated but considered to be of comparable quality by LB Research, the Fund's investment adviser. LB Research uses fundamental credit research to identify companies which have adequate cash flows or access to capital markets for the payment of principal and interest obligations. LB Research generally purchases bonds with a 10-year maturity although it may purchase bonds with a shorter or longer maturity.

     PRINCIPAL RISKS. The principal risks of LB High Yield Fund include the tendency of high-yield bond prices to fall when the economy is sluggish or overall corporate earnings are weak. During those times, it may become difficult for issuers of high-yield bonds to generate sufficient cash flow to pay principal or interest. For all bonds, there is a risk that an issuer will default. High-yield bonds, however, are more susceptible to the risk of default and their prices usually fall if a number of issuers, or a high profile issuer, default or go bankrupt or if the market anticipates either of those events.

     The price of LB High Yield Fund shares also may be affected by weak equity markets, when issuers of high-yield bonds generally find it difficult to improve their financial condition by replacing debt with equity. In addition, many high yield securities are traded only among institutional investors, and it may be difficult for LB Research to sell the Fund's portfolio investments at fair prices when high-yield bonds fall out of favor with those investors.

     Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the LB High Yield Fund to fall as well. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In general, the prices at which lower quality bonds are traded before they mature may be more affected by the financial health of the issuer and the economy generally and less by changes in interest rates.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests.

     Shares of the LB High Yield Fund will rise and fall and there is a risk that you could lose money by investing in the Fund. The LB High Yield Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month          Return

12/31/88      12.34%
12/31/89      -2.68%
12/31/90      -7.44%
12/31/91      36.09%
12/31/92      20.12%
12/31/93      20.86%
12/31/94      -5.29%
12/31/95      19.38%
12/31/96      10.96%
12/31/97      13.51%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 13.06% (quarter ending March 31, 1991) and the lowest return for a quarter was -6.47% (quarter ending September 30, 1990).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  -4.46%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                           1-Year  5-Years  10-Years

LB High Yield Fund (Institutional Class)   13.51%   11.47%   11.02%

Lehman High Yield Index*                   12.77%   11.65%   11.66%

*The Lehman High Yield Index is an unmanaged index which measures the performance of fixed-rate non-investment grade bonds.


SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB High Yield Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load)                       None
Maximum Deferred Sales Charge (Load)              None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                 0.39%
  Other Expenses                                  0.25%
  Total Fund Operating Expenses (1)               0.64%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB High Yield Fund. This waiver reduces both the Management Fees and the Total Fund Operating Expenses for the Institutional Class shares by .05%. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB High Yield Fund               $60        $190        $330      $740

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB High Yield Fund               $60        $190        $330      $740


LUTHERAN BROTHERHOOD INCOME FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Income Fund ("LB Income Fund") is to seek high current income while preserving principal. The Fund's secondary investment objective is to obtain long-term growth of capital in order to maintain investors' purchasing power.

     PRINCIPAL STRATEGIES. The LB Income Fund invests primarily in investment-grade corporate bonds, government bonds, and mortgage-backed securities. Under normal conditions, at least 65% of the Fund's assets will be invested in debt securities or preferred stock at least in the "Baa" major rating category by Moody's or at least in the "BBB" major rating category by S&P or unrated securities considered by LB Research to be of comparable quality. The Fund may also invest in high-yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as "junk bonds." LB Research uses fundamental investment research techniques to determine what debt obligations to buy and sell. The adviser focuses on companies which are financially sound and have strong cash flow, asset values, and interest or dividend earnings.

     PRINCIPAL RISKS. The LB Income Fund's principal risks are those of debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall, which may cause the price of shares of LB Income Fund to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

     For all bonds there is a risk that an issuer will default. High-yield bonds generally are more susceptible to risk of default than higher rated bonds, and to the LB Income Fund, this risk increases as LB Research increases the percentage of the Fund's portfolio in high-yield bonds.

     The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of the LB Income Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The LB Income Fund cannot be certain that it will achieve its goal.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month         Return

12/31/88      10.89%
12/31/89      12.44%
12/31/90       5.68%
12/31/91      17.24%
12/31/92       8.00%
12/31/93      10.12%
12/31/94      -4.86%
12/31/95      18.82%
12/31/96       2.21%
12/31/97       8.40%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 8.30% (quarter ending June 30, 1989) and the lowest return for a quarter was -3.97% (quarter ending March 31, 1994).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  8.15%


                                         Average Annual Total Returns
                                           (for the periods ending
                                               December 31, 1997)
                                         -----------------------------
                                         1-Year   5-Years   10-Years

LB Income Fund (Institutional Class)      8.40%     6.64%     8.69%

Lehman Aggregate Bond Index*              9.68%     7.49%     9.18%

*The Lehman Aggregate Bond Index is an unmanaged index which measures the performance of U.S. investment grade bonds.


SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB Income Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load)                         None
Maximum Deferred Sales Charge (Load)                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                    0.35%
  Distribution (12b-1) Fees                            --
  Other Expenses                                     0.25%
  Total Fund Operating Expenses (1)                  0.60%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB Income Fund with this waiver, the Total Fund Operating Expenses would be 0.55% for the Institutional Class shares. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Income Fund                   $60        $180        $310      $690

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Income Fund                   $60        $180        $310      $690


LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Municipal Bond Fund ("LB Municipal Bond Fund") is to provide its shareholders with a high level of current income which is exempt from federal income tax.

     PRINCIPAL STRATEGIES. The Lutheran Brotherhood Municipal Bond Fund tries to provide you with high current income which is exempt from federal income taxation by investing in municipal bonds, which are debt obligations issued by states, territories, and possessions of the United States and their political subdivisions or agencies. Under normal market conditions, the LB Municipal Bond Fund invests at least 80% of its total assets in municipal bonds. LB Research, the Fund's adviser uses fundamental investment research techniques to determine what municipal bonds to buy and sell. The Fund's adviser focuses on investment-grade municipal bonds whose issuers are financially sound and have healthy balance sheets, strong operating income, and good economic prospects.

     PRINCIPAL RISKS. The LB Municipal Bond Fund's principal risks are those of debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall, which may cause the price of shares of LB Municipal Bond Fund to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. The Fund's performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment.

     The success of the LB Municipal Bond Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests. Shares of LB Municipal Bond Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The LB Municipal Bond Fund cannot be certain that it will achieve its objective.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month         Return

12/31/88      10.78%
12/31/89      10.06%
12/31/90       6.55%
12/31/91      12.17%
12/31/92       8.95%
12/31/93      12.97%
12/31/94      -6.57%
12/31/95      18.18%
12/31/96       3.44%
12/31/97       9.38%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 7.50% (quarter ending March 31, 1995) and the lowest return for a quarter was -6.34% (quarter ending March 31, 1994).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  5.95%


                                           Average Annual Total Returns
                                             (for the periods ending
                                                 December 31, 1997)
                                           -----------------------------
                                              1-Year   5-Years   10-Years

LB Municipal Bond Fund (Institutional Class)   9.38%    7.13%     8.39%

Lehman Municipal Bond Index*                   9.20%    7.36%     8.58%

*The Lehman Aggregate Bond Index is an unmanaged index which measures the performance of investment grade tax-exempt bonds.


SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB Municipal Bond Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load) Imposed on Purchases     None
Maximum Deferred Sales Charge (Load)                 None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                    0.33%
  Distribution (12b-1) Fees                            --
  Other Expenses                                     0.17%
  Total Fund Operating Expenses (1)                  0.50%

(1) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees equal to .05% of the average daily net assets of the LB Municipal Bond Fund, with this waiver, the Total Fund Operating Expenses would be 0.45% for the Institutional Class shares. The temporary waiver may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Municipal Bond Fund           $50        $140        $250      $570

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Municipal Bond Fund           $50        $140        $250      $570


LUTHERAN BROTHERHOOD MONEY MARKET FUND

     INVESTMENT OBJECTIVE. The investment objective of the Lutheran Brotherhood Money Market Fund ("LB Money Market Fund") is current income consistent with stability of principal.

     PRINCIPAL STRATEGIES. The LB Money Market Fund tries to produce current income while preserving the value of your shares by investing in high quality, short term money market instruments that mature in 397 days or less, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes, and U.S. Treasury Bills. LB Research, the Fund's adviser, uses fundamental investment research techniques to determine what money market instruments to buy and sell. Under normal market conditions, the Fund invests primarily in prime commercial paper. The adviser looks for prime commercial paper issued by corporations which are financially sound, have strong cash flows, and solid capital levels, are leaders in their industry and have experienced management.

     LB Research manages LB Money Market Fund subject to strict rules established by the Securities and Exchange Commission that are designed so that LB Money Market Fund may maintain a stable $1.00 share price. Those guidelines generally require LB Money Market Fund to, among other things, invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the guidelines require LB Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     Under the guidelines, at least 95% of LB Money Market Fund's total assets must be invested in "first tier" securities. First-tier securities must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one rating agency has rated the security, or if they have not received a short-term rating, determined by LB Research to be of comparable quality). First-tier securities generally include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

     The remainder of LB Money Market Fund's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security or, if unrated, determined by LB Research to be of comparable quality), or kept in cash.

     PRINCIPAL RISKS. The LB Money Market Fund's principal risks are those that could affect the yield of its shares. They include those factors that could cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. The success of the Fund's investment strategy depends significantly on LB Research's skill in assessing the potential of the securities in which the Fund invests.

     An investment in the LB Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

VOLATILITY AND PERFORMANCE

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL
CLASS)]

              Annual
Month         Return

12/31/88       6.84%
12/31/89       8.50%
12/31/90       7.49%
12/31/91       5.35%
12/31/92       2.89%
12/31/93       2.20%
12/31/94       3.28%
12/31/95       5.00%
12/31/96       4.60%
12/31/97       4.85%

Footnote reads:
During the 10-year period shown in the bar chart, the highest return for a quarter was 2.21% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.54% (quarter ending September 30, 1993).

Return (Institutional Class) from 1/1/98 - 9/30/98 (not annualized):  3.76%


                                            Average Annual Total Returns
                                              (for the periods ending
                                                  December 31, 1997)
                                            -----------------------------
                                              1-Year   5-Years  10-Years

LB Money Market Fund (Institutional Class)     4.85%    3.98%    5.08%


SUMMARY OF FUND FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the LB Money Market Fund. The Institutional Class shares of the Fund have no sales charge (load) and no 12b-1 distribution fees.

SHAREHOLDER FEES (fees paid directly from
   your investment)
Maximum Sales Charge (Load)                       None
Maximum Deferred Sales Charge (Load)              None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)
  Management Fees                                 0.25%
  Other Expenses                                  0.55%
  Total Fund Operating Expenses (1)               0.80%

(1) LB Research has voluntarily agreed to temporarily waive certain expenses associated with operating LB Money Market Fund in order to limit the Fund's total operating expenses for the Institutional Class shares to an annual rate of .70% of the average net assets of each class.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Money Market Fund             $70        $220        $390      $870

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years     5 Years   10 Years
                                ------     -------     -------   --------
LB Money Market Fund             $70        $220        $390      $870


INVESTMENT ADVISER

     Lutheran Brotherhood Research Corp. ("LB Research"), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Funds. LB Research is owned by Lutheran Brotherhood Financial
Corporation, which in turn is owned by Lutheran Brotherhood.   Lutheran
Brotherhood and LB Research have been in the investment advisory business since 1970 and manage over $___ billion in assets as of ________, 1998, including $___ billion in mutual fund assets. LB Research provides investment research and supervision of the Funds' investments. The following individuals are responsible for the day-to-day management of the Funds.

LB FUND

      James M. Walline, Vice President of LB Research, has been the portfolio manager of LB Fund since October 31, 1994. Mr. Walline has been with Lutheran Brotherhood and LB Research since 1968.

LB MID CAP GROWTH FUND

      Brian L. Thorkelson, Assistant Vice President of LB Research, has been the portfolio manager of LB Mid Cap Growth Fund since the Fund's inception in 1997. Mr. Thorkelson has been with Lutheran Brotherhood and LB Research since 1987, and previously served as a securities analyst.

LB HIGH YIELD FUND

     Paul J. Ocenasek, Assistant Vice President of LB Research, has been the portfolio manager of LB High Yield Fund since 1997. Mr. Ocenasek has been with Lutheran Brotherhood and LB Research since 1987, previously serving as a fixed-income analyst and bond portfolio manager.

LB INCOME FUND

     Charles E. Heeren, Vice President of LB Research, and Michael G. Landreville, Assistant Vice President of LB Research, serve as portfolio co-managers of LB Income Fund. Mr. Heeren has served as manager of the Fund since 1987 and has been with Lutheran Brotherhood and LB Research since 1976. Mr. Landreville has served as co-manager of the Fund since January 1, 1998, and has been with Lutheran Brotherhood and LB Research since 1983.

LB MUNICIPAL BOND FUND

      Janet I. Grangaard, Assistant Vice President of LB Research, has been portfolio manager of LB Municipal Bond Fund since 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Grangaard has been with Lutheran Brotherhood and LB Research since 1988.

LB MONEY MARKET FUND

      Gail R. Onan, Assistant Vice President of LB Research, has been the portfolio manager of LB Money Market Fund since 1994. Prior to that time she served as associate portfolio manager of that Fund. Ms. Onan has been with Lutheran Brotherhood and LB Research since 1986.

LB OPPORTUNITY GROWTH FUND

     LB Research has engaged T. Rowe Price, P.O. Box 89000, Baltimore, Maryland 21289-8600, as investment sub-advisor for LB Opportunity Growth Fund. T. Rowe Price was founded in 1937. As of June 30, 1998, T. Rowe Price and its affiliates managed over $141 billion. Richard T. Whitney, Managing Director of T. Rowe Price, is primarily responsible for day-to-day management of the Lutheran Brotherhood Opportunity Growth Fund and developing and executing the Fund's investment program.

LB WORLD GROWTH FUND

      LB Research has engaged Price-Fleming, P.O. Box 89000, Baltimore, Maryland 21289-8600, as investment sub-advisor for LB World Growth Fund. Price-Fleming is one of the world's largest international mutual fund asset managers with the U.S. equivalent of over $33 billion under management as of June 30, 1998 in its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program.

      LB Research, T. Rowe Price, and Price-Fleming personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

      During the fiscal year ended October 31, 1998, LB Research received the following advisory fees, expressed as a percentage of the Fund's net assets:

           LB Opportunity Growth Fund               ____%
           LB Mid Cap Growth Fund*                  ____%
           LB World Growth Fund                     ____%
           LB Fund**                                ____%
           LB High Yield Fund**                     ____%
           LB Income Fund**                         ____%
           LB Municipal Bond Fund**                 ____%
           LB Money Market Fund***                  ____%
------------
*     After giving effect to a fee waiver of ____%.
**    After giving effect to a fee waiver of ____%.
***   After giving effect to a fee waiver of ____%.


                              YOUR INVESTMENT

INSTITUTIONAL CLASS SHARES

     The Lutheran Brotherhood Family of Funds has adopted a system of multiple classes of shares for each of the Funds. There is no sales load imposed in connection with the purchase of Institutional Class shares and such shares are not subject to any Rule 12b-1 fee or shareholder servicing fee. Institutional Class shares are offered to Lutheran institutions, Lutheran church organizations, retirement plans sponsored by Lutheran institutions and Lutheran participants in the Allocation Advantage(sm) mutual fund asset allocation program offered by Lutheran Brotherhood Securities Corp. ("LBSC") Because the sales charges and expenses vary between the Class A shares, Class B shares and Institutional Class shares, performance will vary with respect to each class. A copy of the Class A and Class B prospectus may be obtained by writing us or by calling toll free
(800)990-6290.


                             BUYING SHARES

INITIAL PURCHASES

     To make your first purchase of the Institutional Class shares of the
Funds:

      o   complete and sign the application;
      o enclose a check made payable to the Lutheran Brotherhood Family of Funds; and
      o mail your application and check to Lutheran Brotherhood Securities Corp., P.O. Box 9491, Minneapolis, MN 55440-0310.


MINIMUM INVESTMENTS REQUIRED

     The minimum investment for retirement plans sponsored by Lutheran institutions is $100,000, which can be allocated among any number of the Funds. The minimum investment for other Lutheran institutions is $100,000 in any one Fund.

     The Allocation Advantage(sm) program is a fee-based investment advisory service which LBSC offers to persons who make an initial investment of $100,000. Lutheran participants in the Allocation Advantage(sm) program may purchase Institutional Class shares of any Fund by making an initial minimum investment of $5,000 for a non-IRA account and $1,000 for an IRA account.

     The minimum investment required for additional purchases is $100 for Allocation Advantage(sm) clients and $1,000 for retirement plans sponsored by Lutheran institutions or other Lutheran institutional investors.

     Shares of the Funds are issued on days on which the New York Stock Exchange ("NYSE") is open, which generally are weekdays other than national holidays. Your order will be considered received when your check or other payment is received in good order by the home office of LBSC. Orders that are received before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the net asset value calculated that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value calculated on the following business day. The Funds reserve the right to reject any purchase request.


CERTIFICATES AND STATEMENTS

     LBSC will maintain a share account for you. Share certificates will not be issued. Systematic Investment Plan, Systematic Withdrawal Plan and Systematic Exchange Plan transactions, as well as dividend transactions (including dividends reinvested to other funds) will be confirmed on the quarterly consolidated statement. All other transactions will be confirmed as they occur.


ADDITIONAL PURCHASES

     You may purchase additional shares of any of the Funds by sending a check payable to the "Lutheran Brotherhood Family of Funds" together with a completed investment ticket to:

     Lutheran Brotherhood Securities Corp.
     PO Box 59025
     Minneapolis, MN   55459-0025

     You may also buy additional shares through:

      o   your LBSC representative;
      o   the Systematic Investment Plan;
      o   Invest-by-Phone;
      o   the Internet; or
      o   Federal Reserve or bank wire.

Your LBSC representative can explain any of these investment plans.


INVEST-BY-PHONE

     Our Invest-by-Phone service allows you to purchase additional shares by telephone if you elect this feature on your application or complete an Account Features Request. We will draw your funds directly from your preauthorized bank or credit union account. Your bank or credit union must be a member of the Automated Clearing House system. To use this service, you must call 800-328-4552 for the Automated Investor Access Line or 800-990-6290 to speak with an investor representative before 4:00 p.m. Eastern time. You may also redeem shares by telephone. See "Redeeming Shares."


INTERNET

     You may buy or sell shares of a Fund by using our website:
http://www.luthbro.com.


FEDERAL RESERVE OR BANK WIRE

     You may purchase shares by a Federal Reserve or bank wire directly to Norwest Bank Minnesota, N.A. This method will result in a more rapid investment in Fund shares. To wire Funds:

Notify LBSC of a pending wire, call: (800) 990-6290

Wire to:   Norwest Bank of Minneapolis, NA
           Norwest Bank
           6th Street and Marquette Avenue
           Minneapolis, MN  55479

ABA Routing #:  091000019

Account #:      00-003-156

Account Name:   Lutheran Brotherhood Securities Corp.

Use text message to indicate:

Transfer for --shareholder name(s), fund number and account number, LB Representative name and number.


NET ASSET VALUE OF YOUR SHARES

     Each Fund determines its net asset value (NAV) for a particular class by adding the value of Fund assets attributable to such class, subtracting the Fund's liabilities attributable to such class, and dividing the result by the number of outstanding shares of that class. LB Money Market Fund seeks to maintain a stable $1.00 NAV pursuant to procedures established by the Board of Trustees for the Funds in connection with the amortized cost method of portfolio valuation. The NAV for the other Funds varies with the value of their investments. The other Funds value their securities using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized costs, and securities for which market quotations are not readily available, which are valued at fair value.

     The Funds determine their NAV on each day the NYSE is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The calculation is made as of the close of regular trading of the NYSE (currently 4:00 p.m. Eastern time) after the Fund has declared any applicable dividends. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the value of a Fund's portfolio that invests in foreign securities changes on days when you are not able to buy or sell the Fund's shares.


EXCHANGING SHARES BETWEEN FUNDS

     You may exchange some or all of your shares of one Fund for shares of the same class of any of the other Funds. In addition, shareholders who are eligible to purchase Institutional Class shares may exchange some or all of their Class A or Class B shares for Institutional Class shares. All exchanges will be based on NAV of the shares you are exchanging and the shares you are acquiring and will be subject to the minimum investment requirements. You may obtain an exchange form or receive more information about making exchanges between Funds by contacting your LBSC representative. This exchange offer may be modified or terminated in the future. If the exchange offer is materially modified or terminated, you will receive at least 60 days prior notice.


TELEPHONE EXCHANGES

     You may make the type of exchanges between Funds described above by telephone unless otherwise indicated on the account application. You may make an unlimited number of telephone exchanges. Telephone exchanges must be for a minimum amount of $1,000. Telephone exchanges may be made into new or existing Fund or LB Money Market Fund accounts, and all accounts involved in telephone exchanges must have the same ownership registration. You may request a telephone exchange by calling toll-free (800) 328-4552 (Automated Investor Access Line) or 800-990-6290 (investor representative).

     The Funds reserve the right to refuse a wire or telephone redemption or exchange if it is reasonably believed to be unauthorized. Procedures for redeeming or exchanging Fund shares by wire or telephone may be modified or terminated at any time by the Funds. When requesting a redemption or exchange by telephone, you must have available the correct account registration and account number or tax identification number. All telephone redemptions and exchanges are recorded and written confirmations are subsequently mailed to the address of record. Neither the Funds nor LBSC will be liable for following redemption or exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and LBSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or LBSC may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures.


                                REDEEMING SHARES

     One of the advantages of owning shares in The Lutheran Brotherhood Family of Funds is the rapid access you have to your investment. Once we receive your request for redemption, we will redeem your shares at the next NAV on any day on which the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission.


WAYS TO REDEEM

      You may redeem your shares:

      o   in writing;

      o   through Redeem-by-Phone;

      o   on the Internet; or

      o   through the Fund's systematic withdrawal plan.


WRITTEN REQUESTS

     To redeem all or some of your shares, send a written request to:

      Lutheran Brotherhood Securities Corp.
      P.O. Box 9491
      Minneapolis, Minnesota 55440-9491

     The signature of an authorized representative of your institution must be guaranteed by:

      o    a trust company or commercial bank;

      o    a savings association;

      o    a credit union; or

      o a securities broker, dealer, exchange, association, or clearing agency.

     We will not accept signatures that are notarized by a notary public.

     Once your redemption request is received in good order, the Fund normally will send the proceeds of such redemption within 1 business day. However, if making payment could adversely affect a Fund, the Fund may defer payment for up to seven days or a longer period if permitted. Please note that a Fund will hold payment of redemption proceeds until your purchase check clears, which may be 15 days.


REDEEM BY PHONE

     If you have completed an Account Features Request, you may redeem any amount of at least $1,000 by calling us at 800-328-4552 to use our Automated Investor Access Line or 800-990-6290 to speak with an investor representative. We will send you a check or send the funds electronically to your commercial bank by the third business day after your redemption request. This feature is NOT available on IRA or other Tax Deferred Plans.


INTERNET

     You may redeem some or all of your shares by using our website: http://www.luthbro.com.


SYSTEMATIC WITHDRAWAL

     If you own shares with a value of at least $150,000, you may order automatic monthly, quarterly, semiannual or annual redemptions in any amount. The proceeds will be sent to you, your designated payee, or your commercial bank, savings bank or credit union.

     Income dividends and capital gains distributions will continue to be reinvested in additional Fund shares. Shares will be redeemed as necessary to make automatic payments to the shareholder.


DIVIDENDS ON REDEMPTION

     If you redeem all your shares, the redemption proceeds will include all dividends to which you have become entitled since they were last paid.


ACCOUNTS WITH LOW BALANCES

     Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account if the value of Institutional Class shares in the account falls below the required minimum amount for your type of account.

     Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares. Shares will not be redeemed if the account's value drops below the minimum only because of market fluctuations.


DIVIDENDS AND CAPITAL GAINS

     Dividends are declared and paid as follows:

     - declared daily and paid monthly       LB Money Market Fund

     - declared monthly and paid monthly     LB High Yield Fund
                                             LB Income Fund
                                             LB Municipal Bond Fund

     - declared and paid quarterly           LB Fund

     - declared and paid annually            LB Opportunity Growth Fund
                                             LB Mid Cap Growth Fund
                                             LB World Growth Fund

     Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Fund.

     Capital gains distributions, if any, will usually be declared in December.

     Distribution Options. When completing your application, you must select one of the following three options for dividends and capital gains distributions:

     o Full Reinvestment. Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class
        of that Fund. This option will be selected automatically unless one of the other options is specified.

     o Full Reinvestment in a Different Fund. You may also choose to have your dividends reinvested into an existing account in another Fund within The Lutheran Brotherhood Family of Funds.

     o All Cash. Dividends and capital gains distributions will be paid in cash. Your request to receive all or a portion of your dividends
and
        other distributions in cash must be received by LBSC at least ten days before the record date of the dividend or other distribution.

     Distributions paid in shares will be credited to your account at the next determined NAV per share.


                                      TAXES

     In general, any dividends and short-term capital gains distributions you receive from a Fund are taxable as ordinary income. Distributions of other net capital gains by a Fund are generally taxable as capital gains - in most cases, at different rates from those that apply to ordinary income.
We expect that dividends from the LB            Fund will consist primarily
of capital gains and that dividends from the LB            Fund will consist
primarily of ordinary income.

     The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.

     LB MUNICIPAL BOND FUND. You will not be required to pay federal income tax on dividends of LB Municipal Bond Fund that represent interest that the Fund earns on tax-exempt securities. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, income of the Fund that is exempt from federal income tax may be subject to state and local income tax. Any capital gains distributed by LB Municipal Bond Fund may be taxable.

     LB WORLD GROWTH FUND. Foreign investments pose special tax issues for the LB World Growth Fund and its shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold some interest and dividends that otherwise would be payable to the LB World Growth Fund. If the amount withheld is material, shareholders may be able to claim a foreign tax credit.

     Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange between Funds is the same as a sale. You will not be required to pay federal income tax on (i) the automatic conversion of Class B shares to Class A shares or (ii) exchanges of Class A or Class B shares for Institutional Class Shares.

     Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance.

     By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

OTHER SECURITIES AND INVESTMENT PRACTICES

     The principal investment strategies and risk factors of each Fund are outlined beginning on page __. The Funds may also invest in other securities and engage in other practices. Below are brief discussions of these securities, other practices in which certain of the Funds may engage, and their associated risks.

     REPURCHASE AGREEMENTS. Each of the Funds may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

     WHEN-ISSUED SECURITIES. Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. LB Income Fund and LB Money Market Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

     ZERO COUPONS. Each of the Funds may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Fund that has purchased the security and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Fund to liquidate portfolio securities at a disadvantageous time.

     FOREIGN SECURITIES. The LB Opportunity Growth Fund and LB World Growth Fund may invest in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of these Funds may use foreign currencies and related instruments to hedge its foreign investments.

     In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

     RESTRICTED AND ILLIQUID SECURITIES. Each of the Funds may invest in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

     SECURIITES LENDING. Each of the Funds may seek additional income by lending portfolio securities to qualified instructions. By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.

     DERIVATIVES.  Each of the Funds may invest in derivatives.
Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Fund may also use derivatives for speculation (investing for potential income or capital gain).

     While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

     The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

     With some derivatives, whether used for hedging or speculation, there is also the risk that the counterpart may fail to honor its contract terms, causing a loss for the Fund.

     HIGH-YIELD BONDS. Each of LB High Yield Fund, LB Income Fund and LB MidCap Growth Fund may invest in high-yield bonds. High-yield bonds are debt securities rated below BBB by S&P or Baa by Moody's. To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

     o The risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds.
     o Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

     SHORT-TERM TRADING. The investment strategy for the LB Mid Cap Growth Fund, LB High Yield Fund, and LB Income Fund at times may include short-term trading. While each other Fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Fund's transaction costs and may increase your tax liability.

     INTERNATIONAL EXPOSURE. Many U.S. companies in which the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, and LB Income Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Fund shares.

     BONDS. The value of any bonds held by a Fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, possibly causing a loss for the Fund.

     COMPUTER RISKS. LB Research does not currently anticipate that computer problems related to the year 2000 or to the conversion of various European currencies into a single currency, the Euro, will have a material effect on any Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communications systems, the investment markets or the economy in general or that Euro conversion-related computer problems could negatively affect the European investment markets or the global economy.

     SECURITIES RATINGS. When fixed-income securities are rated by one or more independent rating agencies, a Fund uses these ratings to determine bond quality. Investment grade bonds are those that are rated higher than BBB by Standard & Poor's Corporation or higher than Baa3 by Moody's Investors Service, Inc., or unrated but considered of equivalent quality by the Fund's adviser. High-yield bonds are below investment grade bonds in terms of quality.

     In cases where a bond is rated in conflicting categories by different rating agencies, a Fund (other LB Money Market Fund) may choose to follow the higher rating. If a bond is unrated, the Fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

     DEFENSIVE INVESTING. During unusual market conditions, each Fund (other than LB Money Market Fund) may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that the Fund does this, it is not pursuing its investment objective.


FINANCIAL HIGHLIGHTS

     The financial highlights tables for each of the Funds are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. The tables show periods shorter than one year on an annualized basis. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accounts, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders for the fiscal year ended October 31, 1998, which is available upon request. Shares of the Funds had no class designations until October 31, 1997, when designations were assigned based on the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold after that date. The tables also do not show the effect of a sales charge.

                                                                       LB OPPORTUNITY GROWTH FUND

                                                                                                              INSTITUTIONAL
                                                                     CLASS A SHARES                              CLASS
                                         -------------------------------------------------------------------- --------------
                                          Year ended   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                           10/31/98     10/31/97      10/31/96      10/31/95      10/31/94     10/31/98
                                          -----------  ----------    ----------   ----------     -----------   ---------
Net Asset Value, Beginning of Period.....                $13.62        $13.83       $10.76       $10.66
                                                         ------        ------        ------       ------
Investment Operations:
  Net Investment Loss  ..................                 (0.07)        (0.11)       (0.09)       (0.06)
  Net Realized and Unrealized Gain
    (Loss) on Investment.................                   .91          2.63         3.16         0.16
                                                          ------        ------        ------       ------
Total from Investment Operations.........                   .84          2.52         3.07         0.10
                                                          ------        ------        ------       ------
Less Distributions:
  Distributions from Net Realized
    Gain on Investments..................                 (1.49)        (2.73)           --          --
                                                          ------        ------        ------       ------
Net Asset Value, End of Period...........                $12.97       $13.62       $13.83       $10.76
                                                         ======        ======        ======       ======
Total Investment Return at Net Asset
    Value(%)                                              (7.52)%       21.27%       28.53%        0.94%
Net Assets, End of Period (in millions)..               $311.4        $265.8       $165.7        $99.6
Ratio of Expenses to Average Net
    Assets (%)                                             1.29%         1.28%        1.43%        1.66%
Ratio of Net Investment Loss to
  Average Net Assets (%).................                 (0.60%)       -0.92%       -0.88%       -0.83%
Portfolio Turnover Rate (%)...............                  136%          176%         213%         64%

                                                                   LB MID CAP GROWTH FUND

                                                                   CLASS A SHARES                    INSTITUTIONAL CLASS
                                                           ---------------------------------------  ----------------------
                                                                              For the period from
                                                                                  May 30, 1997
                                                            Year Ended          (effective date)              Year Ended
                                                              10/31/98         to October 31, 1997             10/31/98
                                                            -----------         ------------------            -----------

Net Asset Value, Beginning of Period ......................                       $   9.25
                                                                                  --------
Investment Operations:
Net Investment Loss .......................................                          (0.02)
Net Realized and Unrealized Gain
  (Loss) on Investments ...................................                           1.10
                                                                                  --------
Total from Investment Operations ..........................                           1.08
                                                                                  --------
Net Asset Value, End of Period ............................                       $  10.33
                                                                                  ========
Total Investment Return at
 Net Asset Value %    .....................................                          11.68%
Net Assets, End of Period ($ in millions) .................                     $  14.6
Ratio of Expenses to Average
 Net Assets ...............................................                           1.95%
Ratio of Net Investment Loss to
 Average Net Assets .......................................                          (0.84%)
Portfolio Turnover Rate ...................................             94%

                                                                                   LB WORLD GROWTH FUND

                                                                                                                    INSTITUTIONAL
                                                                            CLASS A SHARES                              CLASS
                                                       -------------------------------------------------------------  ------------
                                                                                                For the Period From
                                                                                                September 5, 1995
                                                        Year Ended    Year Ended    Year Ended  (effective date) to   Year Ended
                                                         10/31/98      10/31/97      10/31/96     October 31, 1995     10/31/98
                                                        -----------  -----------     ---------     --------------     -----------
Net Asset Value, Beginning of Period..................                $9.48          $8.44         $8.50
                                                                      -----          -----         -----
Income From Investment Operations:
     Net Investment Income............................                 0.02           0.04          0.01
     Net Realized and Unrealized Gain (Loss)
        on Investments................................                 0.67           1.02         (0.07)
                                                                      -----          -----         -----
Total from Investment Operations......................                 0.69           1.06         (0.06)
                                                                      -----          -----         -----
Less Distributions from:
     Net Investment Income............................                (0.04)         (0.02)           --
     Net Realized Gains on Investments................                (0.04)            --            --
                                                                      -----          -----         -----
Total Distributions...................................                (0.08)         (0.02)           --
                                                                      -----          -----         -----
Net Asset Value, End of Period........................               $10.09          $9.48         $8.44
                                                                      =====          =====         =====
Total Investment Return at Net Asset Value.(%) ..                      7.38%         12.53%        -0.71%
Net Assets, End of Period (in millions)...............               $75.1          $52.9         $14.0
Ratio of Expenses to Average Net Assets...............                 1.82%          1.95%(1)      1.95%(1)
Ratio of Net Investment Income to Average Net Assets..                 0.17%          0.67%(1)      1.60%(1)
Portfolio Turnover Rate...............................                17%            11%            0%
------------------
(1)  Effective September 5, 1995 through October 31, 1996, LB Research Corp. had voluntarily undertaken to limit the
     Fund's expense ratio at 1.95%. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 2.13% and 2.89%, and the ratio of net investment income to average net assets would have been 0.49% and 0.66%, respectively, for the year ended October 31, 1996 and for the period from September 5, 1995 to October 31, 1995.

                                                                    LB FUND

                                                             CLASS A SHARES                     INSITUTIONAL CLASS
                                   ----------------------------------------------------------   --------------------
                                    Year         Year         Year         Year         Year          Year
                                    Ended        Ended        Ended        Ended        Ended        Ended
                                   10/31/98     10/31/97     10/31/96     10/31/95     10/31/94     10/31/98
                                   ---------    --------     --------     --------     -------      ---------
Net Asset Value,
   Beginning of Period.....                     $ 23.07      $ 21.19      $17.67       $18.85
                                                -------      -------      ------       ------
Investment Operations:
Net Investment Income......                        0.19         0.20        0.22         0.19
Net Realized and Unrealized
   Gain Loss on Investments.                       5.68         3.33        3.52        (0.20)
                                                 -------      -------     ------       -------
Total from Investment
   Operations                                      5.87         3.53        3.74        (0.01)
                                          -------    -------    ------   ------   ------
Less Distributions from:
   Net Investment Income...                       (0.20)       (0.20)      (0.22)       (0.20)
   Net Realized Gain on
   Investments.............                       (1.76)       (1.45)         --        (0.97)
                                                 -------      -------      ------       ------
Total Distributions........                       (1.96)       (1.65)        (0.22)     (1.17)
                                          -------    -------    ------   ------   ------
Net Asset Value End of
   Period..................                      $26.98      $ 23.07        $21.19     $17.67
                                                 =======     =======        ======     ======
Total Investment Return a
   Net Asset Value(%)...                          26.99%       17.61%        21.34%     -0.11%
Net Assets, End of Period
   (in millions)...........                    $ 989.8      $ 768.8        $645.5     $548.6
Ratio of Expenses to
   Average Net Assets (%)..                        0.88%(1)     0.97%         1.02%      1.04%
Ratio of Net Investment
   Income to Average Net
   Assets (%)..............                        0.76%(1)     0.94%         1.15%      1.10%
Portfolio Turnover Rate (%)....                   54%          91%          127%       234%
-----------------------
(1)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.92% and the ratio of net investment income to average net assets would have been 0.72%.

                                                   LB HIGH YIELD FUND

                                                    CLASS A SHARES                       INSTITUTIONAL CLASS
                           -----------------------------------------------------------  ---------------------
                            Year         Year          Year         Year        Year         Year
                            Ended       Ended         Ended        Ended        Ended       Ended
                           10/31/98     10/31/97     10/31/96     10/31/95     10/31/94     10/31/98
                           ---------    --------     --------      -------      -------     --------
Net Asset Value,
 Beginning of Period...                 $ 9.21       $ 9.03       $ 8.86       $ 9.73
                                        ------       ------       ------        -----
Investment Operations:
Net Investment Income .                   0.85         0.84         0.83         0.83
Net Realized and
 Unrealized Gain (Loss)
 on Investments........                   0.41         0.17         0.24        (0.86)
                                         ------       ------       -----        ------
Total from Investment
 Operations............                   1.26         1.01         1.07        (0.03)
                                         ------       ------       ------      ------
Less Distributions from:
 Net Investment Income.                  (0.86)       (0.83)       (0.85)       (0.82)
 Net Realized Gain
 on Investments........                  (0.03)        --          (0.05)       (0.02)
                                        ------       -----        ------       ------
Total Distributions....                  (0.89)       (0.83)       (0.90)       (0.84)
                                        ------       ------       ------       ------
Net Asset Value End
 of Period.............                 $ 9.58       $ 9.21       $ 9.03       $ 8.86
                                        ======       ======       ======       ======
Total Investment
 Return at Net
 Asset Value(%)               .....      14.43%       11.64%       12.93%       -0.47%
Net Assets, End of
 Period (in millions)..                $862.9       $703.1       $594.3       $499.6
Ratio of Expenses to
 Average Net Assets (%).                  0.84%(1)     0.91%        0.93%        0.95%
Ratio of Net Investment
 Income to Average
 Net Assets (%)........                   9.14%(1)     9.23%        9.53%        8.92%
Portfolio Turnover Rate....              113%         104%          71%          50%
-------------------
(1)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB High Yield Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.88% and the ratio of net investment income to average net assets would have been 9.10%.

                                                              LB INCOME FUND

                                                        CLASS A SHARES                      INSTITUTIONAL CLASS
                               ---------------------------------------------------------    --------------------
                                 Year         Year        Year         Year         Year         Year
                                 Ended        Ended       Ended        Ended        Ended        Ended
                                10/31/98     10/31/97    10/31/96     10/31/95     10/31/94     10/31/98
                                --------     --------    --------    --------     --------      ---------
Net Asset Value,
 Beginning of Period.......                  $ 8.50      $ 8.72       $ 8.01       $ 9.43
                                             ------      ------       ------       ------
Investment Operations:
Net Investment Income......                    0.55        0.57         0.59         0.58
Net Realized and
 Unrealized Gain (Loss)
 on Investments............                    0.11       (0.19)        0.69        (1.19)
                                              ------      ------      ------        ------
Total from Investment
 Operations................                    0.66        0.38         1.28        (0.61)
                                              ------       ------      ------       ------
Less Distributions from:
 Net Investment Income.....                   (0.55)      (0.60)       (0.57)       (0.56)
 Net Realized Gain on
 Investments...............                     --           --          --         (0.25)
                                              ------      ------       -----        ------
Total Distributions........                   (0.55)      (0.60)       (0.57)       (0.81)
                                             ------       ------      ------       ------
Net Asset Value End of
 Period....................                  $ 8.61      $ 8.50       $ 8.72       $ 8.01
                                             ======       =====       ======      ======
Total Investment Return
 at Net Asset
 Value(%)            ..............            8.05%       4.56%      16.53%        -6.81%
Net Assets, End of
 Period (in millions).....                  $778.0      $871.0      $942.1        $907.2
Ratio of Expenses to
 Average Net Assets (%)...                   0.80%(1)    0.83%       0.83%        0.82%
Ratio of Net Investment
 Income to Average
 Net Assets (%)...........                   6.44%(1)     6.61%       7.01%        6.77%
Portfolio Turnover Rate (%)....                97%         142%        131%         155%
------------------------
(e)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Income Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 6.40%.

                                                             LB MUNICIPAL BOND FUND

                                                             CLASS A SHARES                        INSTITUTIONAL CLASS
                                    ----------------------------------------------------------    ----------------------
                                      Year         Year        Year         Year         Year         Year
                                      Ended        Ended       Ended        Ended        Ended        Ended
                                     10/31/98     10/31/97    10/31/96     10/31/95     10/31/94     10/31/98
                                     --------     --------    --------     --------     --------     ---------
Net Asset Value,
   Beginning of Period.........                   $ 8.60       $ 8.58      $ 7.88       $ 9.00
                                                  ------       ------      ------       ------
Investment Operations:
Net Investment Income..........                     0.45         0.44        0.45         0.46
Net Realized and Unrealized Gain
   (Loss) on Investments.......                     0.24         0.01        0.70        (0.96)
                                                   ------       ------      ------       ------
Total from Investment Operations.                   0.69         0.45        1.15         0.50
                                                   ------       ------     ------       ------
Less Distributions from:
   Net Investment Income.......                    (0.44)       (0.43)      (0.45)       (0.46)
   Net Realized Gain on
     Investments...............                       --           --          --        (0.16)
                                                   ------       ------      ------       ------
Total Distributions............                    (0.44)       (0.43)      (0.45)       (0.62)
                                                   ------       ------      ------       ------
Net Asset Value End of Period..                   $ 8.85       $ 8.60      $ 8.58       $ 7.88
                                                  ======        =====      ======       ======
Total Investment Return at
   Net Asset Value(%)            .......            8.28%        5.33%      14.97%       -5.93%
Net Assets, End of
   Period (in millions)........                  $591.9       $609.5      $628.7       $595.2
Ratio of Expenses to Average
   Net Assets (%)..............                     0.70%(1)     0.74%       0.74%        0.75%
Ratio of Net Investment Income
   to Average Net Assets (%)...                     5.13%(1)     5.14%       5.43%        5.44%
Portfolio Turnover Rate (%).........               18%         33%          36%          38%
------------------------
(1)  Effective January 1, 1997, LB Research voluntarily agreed to waive five basis points (0.05%) from the advisory fees payable by the LB Municipal Bond Fund. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 0.74% and the ratio of net investment income to average net assets would have been 5.09%.

                                                        LB MONEY MARKET FUND

                                                      CLASS A SHARES                          INSTITUTIONAL CLASS
                               -----------------------------------------------------------    ---------------------
                                 Year         Year         Year         Year         Year         Year
                                 Ended        Ended        Ended        Ended        Ended        Ended
                                10/31/98     10/31/97     10/31/96     10/31/95     10/31/94     10/31/98
                                --------     --------    --------      --------     --------     ---------
Net asset Value,
   Beginning of Period...                     $ 1.00       $ 1.00      $ 1.00       $ 1.00
                                              ------       ------      ------       ------
Investment Operations:
Net Investment Income....                       0.05         0.05        0.05         0.03
                                               ------       ------      ------       ------
Less Distributions from:
Net Investment Income....                      (0.05)       (0.05)      (0.05)       (0.03)
                                               ------       ------      ------       ------
Net Asset Value,
   End of Period.                             $ 1.00       $ 1.00      $ 1.00       $ 1.00
                                              ======       ======      ======       ======
Total Investment Return
   at Net Asset Value (%)                       4.74%        4.63%       4.95%        2.89%
Net Assets, End of
   Period (in millions)..                    $469.2       $417.6      $341.1       $276.9
Ratio of Expenses to
   Average Net Assets (%)(1).                   0.95%        1.01%       1.10%        1.10%
Ratio of Net Investment
   Income to Average Net
   Assets (%)(1).                               4.64%        4.53%       4.85%        2.85%
----------------------
(1)  Effective February 1, 1992 through March 31, 1996, LB Research had voluntarily undertaken to limit the Fund's expense ratio to 1.10% of annual average daily net assets. Effective April 1, 1996, LB Research voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Had LB Research not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 1.05%, 1.07%, 1.18%, 1.36%, 1.44%
     and 1.23% and the ratio of net investment income to average net assets would have been 4.35%, 4.47%, 4.77%,
     2.59%, 1.82% and 2.63%, respectively, for the years ended October 31, 1997, 1996, 1995, and 1994, the nine month period ended October 31, 1993 and the year ended January 31, 1993.

[Back cover page]


FOR MORE INFORMATION ABOUT THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                          CALL US

  o  (800) 328-4552 (Automated Investor Access Line)
  o  (800) 990-6290 (to speak with an investor representative)


                    VISIT US ON THE INTERNET

  o  http://www.luthbro.com


                           WRITE US

  o  Lutheran Brotherhood Securities Corp.
     P.O. Box 9491
     Minneapolis, Minnesota 55440-0310



     Additional information about these Funds is available in the Statement of Additional Information dated December 30, 1998 (which is incorporated by reference into this Prospectus), the Annual Report to Shareholders for the fiscal year ended October 31, 1998, and Semiannual Report to Shareholders for the period ended April 30, 1998. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Funds during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-990-6290. You may also review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may get more information about the Public Reference Room by calling 1-800-SEC-0330. You may also get information about the Funds at the SEC web site (http://www.sec.gov), and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.



1940 Act File No. 811-1467

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                            LUTHERAN BROTHERHOOD FUND
                      LUTHERAN BROTHERHOOD HIGH YIELD FUND
                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND

                                    SERIES OF
                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION



                               December 30, 1998



                                TABLE OF CONTENTS

                                                                        Page
History of the Lutheran Brotherhood Family of Funds
Investment Policies and Restrictions.....................................
Fund Management..........................................................
Investment Advisory Services.............................................
Administrative Services..................................................
Distribution and Shareholder Services....................................
Brokerage Transactions...................................................
Code of Ethics...........................................................
Purchasing Shares........................................................
Sales Charges............................................................
Net Asset Value..........................................................
Redeeming Shares.........................................................
Tax Status...............................................................
General Information......................................................
Calculation of Performance Data..........................................
Description of Debt Ratings
Report of Independent Public Accountants and Financial Statements........

     The Lutheran Brotherhood Family of Funds offers eight Funds, each of which offer three classes of shares: Class A, Class B and Institutional Class shares. Class A and B shares are offered through a combined prospectus and Institutional Class shares are offered through a separate prospectus. Each such prospectus is referred to hereinafter as a "prospectus". This Statement of Additional Information should be read in conjunction with the prospectus dated December 30, 1998 for the applicable class of the Lutheran Brotherhood Opportunity Growth Fund ("LB Opportunity Growth Fund"), Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund"), Lutheran Brotherhood World Growth Fund ("LB World Growth Fund"), Lutheran Brotherhood Fund ("LB Fund"), Lutheran Brotherhood High Yield Fund ("LB High Yield Fund"), Lutheran Brotherhood Income Fund ("LB Income Fund"), Lutheran Brotherhood Municipal Bond Fund ("LB Municipal Bond Fund") and Lutheran Brotherhood Money Market Fund ("LB Money Market Fund"), each a series of The Lutheran Brotherhood Family of Funds (the "Trust"). This Statement is not a prospectus itself. To receive a copy of either prospectus, write to Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) 328-4552 for Automated Investor Access Line or (800) 990-6290 to speak with an Investor Representative.


           HISTORY OF THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

     Each Fund in The Lutheran Brotherhood Family of Funds is a diversified series of The Lutheran Brotherhood Family of Funds (the "Trust"), an open-end management investment company. All the Funds, except the LB World Growth Fund and LB Mid Cap Growth Fund, were organized in 1993 as series of The Lutheran Brotherhood Family of Funds, a Delaware business trust. Each of those Funds is the successor to a fund of the same name that previously operated as a separate corporation or trust pursuant to a reorganization that was effective as of November 1, 1993. The LB World Growth Fund and LB Mid Cap Growth Fund began operating as a series of the LB Family of Funds on September 5, 1995 and May 30, 1997, respectively. The fiscal year end of the Trust and each Fund is October 31. Prior to October 31, 1997, the shares of the Funds had no specific class designations. As of that date, Class A, Class B and Institutional Class shares were authorized by the Board of Trustees of the Trust. The Trust has reserved the right to create other classes of shares in the future.


                       INVESTMENT POLICIES AND RESTRICTIONS

ADDITIONAL INVESTMENT PRACTICES

     Various of the Funds may purchase the following securities or may engage in the following transactions.


OTHER SECURITIES

     The LB Opportunity Growth Fund, the LB Mid Cap Growth Fund, the LB World Growth Fund, and the LB Fund may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash. The Fund will not use any minimum level of credit quality. At no time will the Fund invest more than 5% of its net assets in debt obligations. In calculating this per cent limitation for LB Opportunity Growth and LB World Growth Fund, cash and U.S. Government securities are excluded. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

     The LB High Yield Fund and the LB Income Fund may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities. No more than 20% of the LB High Yield Fund's assets will be invested in equity securities. No more than 10% of the LB Income Fund's assets will be invested in common stocks and no more than 25% of its assets will be invested in high yield securities, common stocks, and bonds and preferred stocks that are convertible into common stock.

     The LB Municipal Bond Fund does not generally intend to purchase any securities which would cause more than 25% of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest more than 25% of the value of its total assets in industrial development bonds. The Fund also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry.


BANK INSTRUMENTS

     The LB Money Market Fund may invest in bank instruments including, but not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate. The LB Money Market Fund will not invest in any such bank money investment unless (i) the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), a foreign branch thereof if the U.S. bank is unconditionally liable in the event the foreign branch failed to pay on the investment, a U.S. branch of a foreign bank if the U.S. branch is subject to the same regulation as a U.S. bank, or a U.S. savings bank or savings and loan association that is a member of the FDIC and (ii) at the date of investment such bank or savings and loan association has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $100 million or the principal amount of the instrument in which the LB Money Market Fund is investing is insured by the FDIC.

     U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.


REPURCHASE AGREEMENTS

     Each of the Funds may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell for later delivery at an agreed upon price and rate of interest U.S. Government obligations. The Fund or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by LB Research (or a sub-advisor) to be creditworthy.


RESTRICTED SECURITIES

     The Funds may buy or sell securities that meet the requirements of Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.


REVERSE REPURCHASE AGREEMENTS

     Each of the Funds except the LB Money Market Fund also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. The Fund will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Funds may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, cash, cash equivalents or high grade debt obligations of a dollar amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled.


LENDING SECURITIES

     Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Fund will lend securities to broker-dealers affiliated with LB Research or a sub-advisor. LB Research believes that this will not affect the Fund's ability to maximize its securities lending opportunities. No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.


PUT AND CALL OPTIONS (ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

     Selling ("Writing" Covered Call Options: Certain of the Funds may from time to time sell ("write") covered call options on any portion of its portfolio as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non- hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price.

     If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

     Buying Call Options: Certain of the Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

     Buying Put Options: Certain of the Funds may from time to time purchase put options on any portion of its portfolio. A put option gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

     Options on Foreign Currencies: The LB World Growth Fund may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

     Selling Put Options: The Funds may not sell put options, except in the case of a closing purchase transaction (see Closing Transactions).

     Index Options: As part of its options transactions, certain of the Funds may also purchase and sell call options and purchase put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

     Closing Transactions: Certain of the Funds may dispose of options which they have written by entering into "closing purchase transactions". Those Funds may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

     A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

      A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.

     Spreads and Straddles: Certain of the Funds may also engage in "straddle" and "spread" transactions in order to enhance return, which is a speculative, non-hedging purpose. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Fund will depend on LB Research's or the Sub-advisor's perception of anticipated market movements.

     Negotiated Transactions: Certain of the Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser's or sub-advisor's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Prospectus entitled, "Risks of Transactions in Options and Futures". Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or sub-advisor believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.

     Limitations: A Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased and held by the Fund would exceed 5% of the market value of the Fund's total assets. A Fund will not write any option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 30% of the market value of the Fund's total assets.


FINANCIAL FUTURES AND OPTIONS ON FUTURES (ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

     Selling Futures Contracts: Certain of the Funds may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills, government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

     Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

     When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

     The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a "good faith deposit" by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay "variation margin" equal to the daily change in the value of the position held by the Fund.

     Buying Futures Contracts: Certain of the Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities which they intend to purchase. The Opportunity Growth and World Growth Funds may buy and sell futures contracts for a number of reasons, including to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and to protect the value of portfolio securities. A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which a Fund intends to purchase. A Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which a Fund intends to purchase.

     Options on Futures Contracts: Certain of the Funds may also sell ("write") covered call options on futures contracts and purchase put and call options on futures contracts in connection with the above strategies. A Fund may not sell put options on futures contracts. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which a Fund intends to purchase.

     Currency Futures Contracts and Options: The LB World Growth Fund may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

     Limitations: Certain of the Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter (a) the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's total assets or (b) the sum of the then aggregate value of open futures contracts sales, the aggregate purchase prices under open futures contract purchases, and the aggregate value of futures contracts subject to outstanding options would exceed 30% of the market value of the Fund's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain cash or cash equivalents, less any related margin deposits, in an amount equal to the market value of such contracts. "Cash and cash equivalents" may include cash, government securities, or liquid high quality debt obligations.


HYBRID INVESTMENTS (ALL FUNDS EXCEPT THE LB MONEY MARKET FUND)

     As part of its investment program and to maintain greater flexibility, the Fund may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The Fund does not expect to hold more than 5% of its total assets in hybrid instruments.


RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

     There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

     There is a risk that LB Research or a sub-advisor could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and LB Research's or a Fund's sub-advisor's accuracy in predicting the future changes in interest rate levels and securities price movements.

     A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market. There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

     Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.


SHORT SALES AGAINST THE BOX

     The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.


FOREIGN FUTURES AND OPTIONS

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


TEMPORARY DEFENSIVE INVESTMENTS

     The LB Opportunity Growth Fund, LB World Growth Fund, LB Fund, LB Mid Cap Growth Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive position when, in the opinion of LB Research or a Fund's sub-advisor such a position is more likely to provide protection against unfavorable market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker's acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, a Fund will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by LB Research or the Sub-advisor to be of a comparable level of quality. When a Fund adopts a temporary defensive position its investment objective may not be achieved.


COMPUTER RELATED RISKS

     Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

     The euro conversion presents additional risks for the LB World Growth Fund and the LB Opportunity Growth Fund to the extent that they invest in securities, denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradable debt securities into the euro in accordance with specific technical requirements.

     The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to each of these Funds, as well as the computer systems of those service providers upon which the Funds rely, in order to obtain reasonable assurances that the Funds will not experience a material adverse impact related to either problem. The Funds do not currently anticipate that either problem will have a material adverse impact on their portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.


                             INVESTMENT LIMITATIONS

     The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a "1940 Act Majority Vote").) Under these restrictions, with respect to each Fund:


      (1) The Fund may not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund's total assets immediately after the time of such borrowing.

      (2) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

      (3) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or that invest or deal in real estate.

      (4) The Fund may not engage in underwriting or agency distribution of securities issued by others; provided, however, that this restriction shall not be construed to prevent or limit in any manner the power of the Fund to purchase and resell restricted securities or securities for investment.

      (5) The Fund may not lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by the Fund's investment objective and policies will not be considered a loan for purposes of this limitation.

      (6) The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the Investment Company Act of 1940) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of its total assets invested in the securities of such issuer.

      (7) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange
             Commission.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

      (9) The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry. With respect to Lutheran Brotherhood Money Market Fund, this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940) or instruments issued by domestic banks. This restriction does not apply to the LB Municipal Bond Fund.

     The following nonfundamental investment restriction may be changed without shareholder approval. Under this restrictions, with respect to the
Fund:

      (1) The Fund will not purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund's total assets are outstanding.


FUND MANAGEMENT

     The Board of Trustees of the Trust is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders.

     The officers and Trustees of the Trust and their addresses, positions with the Trust, and principal occupations are set forth below. As of September 21, 1998 the officers and Trustees own less than 1% of any Fund's outstanding shares.



           NAME AND ADDRESS                 POSITION WITH THE TRUST             PRINCIPAL OCCUPATION DURING THE
                                                                                         PAST 5 YEARS
Rolf F. Bjelland*                       Chairman, Trustee and             Executive Vice President and Chief
625 Fourth Avenue South                 President                         Investment Officer, Lutheran
Minneapolis, MN                                                           Brotherhood; President and Director,
Age 60                                                                    Lutheran Brotherhood Research Corp;
                                                                          Director, Vice President and Chief
                                                                          Investment Officer, Lutheran Brotherhood
                                                                          Variable Insurance Products Company;
                                                                          Director and Executive Vice President,
                                                                          Lutheran Brotherhood Financial
                                                                          Corporation; Director, Lutheran
                                                                          Brotherhood Securities Corp.; Director,
                                                                          Lutheran Brotherhood Real Estate Products
                                                                          Company; Director, Chairman and President
                                                                          of LB Series Fund, Inc.


Herbert F. Eggerding, Jr.               Trustee                           Retired Executive Vice President and
12587 Glencroft Dr.                                                       Chief Financial Officer, Petrolite
St. Louis, MO                                                             Corporation; Director, Lutheran
Age 61                                                                    Charities Association of St. Louis,
                                                                          MO; Director of LB Series Fund, Inc.


Noel K. Estenson                        Trustee                           President and Chief Executive Officer,
CENEX, Inc.                                                               CENEX, Inc.; Vice Chairman, CF
P.O. Box 64089                                                            Industries; Board member, National
St. Paul, MN                                                              Cooperative Refinery Association;
Age 59                                                                    Board member, Farm Credit Leasing;
                                                                          Board member, National Council of
                                                                          Farmer Cooperatives; Director, LB Series
                                                                          Fund, Inc.


Connie M. Levi                          Trustee                           Retired President of the Greater
P.O. Box 675325                                                           Minneapolis Chamber of Commerce;
Rancho Santa Fe, CA                                                       Former Director or member of numerous
Age 59                                                                    governmental, public service and
                                                                          non-profit boards and organizations;
Director, Norstan, Inc.; Director of
                                                                          LB Series Fund, Inc.


Bruce J. Nicholson*                     Trustee                           Executive Vice President and Chief
625 Fourth Avenue South                                                   Operating Officer, Lutheran
Minneapolis, MN                                                           Brotherhood; Director, Executive Vice
Age 52                                                                    President and Chief Operating Officer,
                                                                          Lutheran Brotherhood Financial
                                                                          Corporation; Director, Lutheran
                                                                          Brotherhood Research Corp; Director,
                                                                          Lutheran Brotherhood Securities Corp.;
                                                                          Director and Chief Operating Officer,
                                                                          Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Director,
                                                                          Lutheran Brotherhood Real Estate
                                                                          Products Company; Director, LB Series
                                                                          Fund, Inc.


Ruth E. Randall                         Trustee                           Retired Interim Dean, Division of
25 Coolidge Road                                                          Continuing Studies, University of
West Hartford, CT                                                         Nebraska-Lincoln; formerly Associate
Age 69                                                                    Dean, Teachers College and Professor,
                                                                          Department of Educational
                                                                          Administration, Teachers College,
                                                                          University of Nebraska-Lincoln;
                                                                          Commissioner of Education for the
                                                                          State of Minnesota; Director or member
                                                                          of numerous governmental, public
                                                                          service and non-profit boards and
                                                                          organizations; Director of LB Series
                                                                          Fund, Inc.


James R. Olson                          Vice President                    Senior Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Vice President, Lutheran
Minneapolis, MN                                                           Brotherhood Variable Insurance Products
Age 56                                                                    Company; Vice President, Lutheran
                                                                          Brotherhood Research Corp.; Vice
                                                                          President, Lutheran Brotherhood Research
                                                                          Corp.; Vice President, Lutheran
                                                                          Brotherhood Securities Corp.; Vice
                                                                          President, Lutheran Brotherhood Real
                                                                          Estate Products Company; Vice President
                                                                          of LB Series Fund, Inc.


Richard B. Ruckdashel                   Vice President                    Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President, Lutheran Brotherhood
Minneapolis, MN                                                           Variable Insurance Products Company; Vice
Age 43                                                                    President, Lutheran Brotherhood
                                                                          Securities Corp.; Vice President, LB
                                                                          Series Fund, Inc.


James M. Walline                        Vice President                    Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President, Lutheran Brotherhood
Minneapolis, MN                                                           Research Corp.; Vice President,
Age 53                                                                    Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Vice
                                                                          President of LB Series Fund, Inc.


Wade M. Voigt                           Treasurer                         Assistant Vice President, Mutual Fund
625 Fourth Avenue South                                                   Accounting, Lutheran Brotherhood;
Minneapolis, MN                                                           Treasurer of LB Series Fund, Inc.
Age 42


Otis F. Hilbert                         Secretary and Vice President      Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President and Secretary,
Minneapolis, MN                                                           Lutheran Brotherhood Securities Corp.;
Age 61                                                                    Secretary of Lutheran Brotherhood
                                                                          Research Corp.; Vice President and
                                                                          Secretary, Lutheran Brotherhood
                                                                          Real Estate Products Company; Vice
                                                                          President and Assistant Secretary,
                                                                          Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Secretary and
                                                                          Vice President of LB Series Fund, Inc.


Frederick P. Johnson                    Vice President                    Assistant Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Assistant Vice President,
Minneapolis, MN                                                           Lutheran Brotherhood Variable Insurance
Age 36                                                                    Products Company; Assistant Vice
                                                                          President, Lutheran Brotherhood
                                                                          Securities Corp.; Assistant Vice
                                                                          President, LB Research; Vice President,
                                                                          LB Series Fund, Inc.

-----------------------


(*) "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his positions with affiliated entities referred to elsewhere herein.

     Lutheran Brotherhood, directly and through its wholly-owned subsidiary companies, owned --% of the outstanding Institutional Class shares of LB World Growth Fund and --% of the outstanding Institutional Class shares of LB Money Market Fund as of November, 1998.


COMPENSATION OF TRUSTEES AND OFFICERS

     The Funds make no payments to any of its officers for services performed for the Fund. Trustees of the Trust who are not interested persons of the Trust are paid an annual retainer fee by the Trust of $23,500 and an annual fee of $9,000 per year to attend meetings of Board of Trustees.

     Trustees who are not interested persons of the Trust are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Fund.

     For the fiscal year ended October 31, 1998, the Trustees of the Trust received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:




                                             PENSION OR
                                             RETIREMENT
                            AGGREGATE      BENEFITS ACCRUED    ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME AND POSITION         COMPENSATION     AS PART OF FUND      BENEFITS UPON        PAID BY FUND
OF PERSON                    FROM TRUST       EXPENSES           RETIREMENT        AND FUND COMPLEX (1)
Rolf F. Bjelland(2)
Chairman and Trustee


Herbert F. Eggerding, Jr.
Trustee

Connie M. Levi
Trustee

Bruce J. Nicholson(2)
Trustee

Ruth E. Randall
Trustee

Noel K. Estenson
Trustee


-------------------------

(1)  The "Fund Complex" includes The Lutheran Brotherhood Family of Funds and LB Series Fund, Inc.
(2)  "Interested person" of the Fund as defined in the Investment Company
     Act of 1940.
(3)  Dr. Randall elected to receive her compensation as deferred compensation.   The total amount of
     deferred compensation payable to Dr. Randall as of October 31, 1998, was ______.



                          INVESTMENT ADVISORY SERVICES

     The Funds' investment adviser, LB Research, was organized as a Pennsylvania corporation in 1969 and was reincorporated as a Minnesota corporation in 1987. It has been in the investment advisory business since 1970. LB Research is a wholly-owned subsidiary of Lutheran Brotherhood Financial Corporation which, in turn, is a wholly-owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The officers and directors of LB Research who are affiliated with the Trust are set forth under "Fund Management".

     Investment decisions for each of the Funds, except the LB Opportunity Growth Fund and the LB World Growth Fund, are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides overall investment supervision of the LB Opportunity Growth Fund's and the LB World Growth Fund's investments, with investment decisions for that Fund being made by investment sub-advisors. Except for the LB Opportunity Growth Fund and the LB World Growth Fund, LB Research provides investment research and supervision of each Fund's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of each Fund's assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc. The Master Advisory Contract (the "Advisory Contract") for the Funds provides that Lutheran Brotherhood has reserved the right to grant the non-exclusive use of the name "Lutheran Brotherhood" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from each Fund the use of the name "Lutheran Brotherhood". The name "Lutheran Brotherhood" will continue to be used by each Fund as long as such use is mutually agreeable to Lutheran Brotherhood and the Funds.

     Investment decisions for the LB Opportunity Growth Fund are made by T. Rowe Price Associates, Inc. ("T. Rowe Price"), which LB Research has engaged as the sub-advisor for that Fund. T. Rowe Price manages the LB Opportunity Growth Fund on a daily basis, subject to the overall direction of LB Research and the Funds' Board of Trustees.

     T. Rowe Price was founded in 1937 and has its principal offices in Baltimore, Maryland. As of June 30, 1998, T. Rowe Price and its affiliates managed over $141 billion.

     Investment decisions for the LB World Growth Fund are made by Rowe Price-Fleming International, Inc. ("Price-Fleming"), which LB Research has engaged as the sub-advisor for that Fund. Price-Fleming manages that Fund on a daily basis, subject to the overall direction of LB Research and the Funds' Board of Trustees.

     Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with the U.S. equivalent of over $33 billion under management as of June 30, 1998 in its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires.

     To the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (exclusive of interest, taxes, brokerage expenses, distribution expenses, extra-ordinary items and any other items allowed to be excluded by applicable state law) paid or incurred by any of the Funds in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is (which does not presently apply to any of the Funds) currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

     The Advisory Contract provides that it shall continue in effect with respect to each Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     The Sub-advisory Contract between the Trust and T. Rowe Price provides that it shall continue in effect with respect to the LB Opportunity Growth Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Sub-advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     The Sub-advisory Contract between the Trust and Price-Fleming provides that it shall continue in effect with respect to the LB World Growth Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Sub-advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     LB Research receives an annual investment advisory fee from each Fund. The advisory contract between LB Research and the Trust provides for the following advisory fees: LB Opportunity Growth Fund pays an advisory fee equal to .50% of average daily net assets up to $100 million, .40% of average daily net assets over $100 million but not over $250 million, .35% of average daily net assets over $250 million but not over $500 million,
 .35% of average daily net assets over $500 million but not over $1 billion, and .25% of average daily net assets over $1 billion. LB Mid Cap Growth Fund pays an advisory fee equal to .45% of average daily net assets up to $100 million, .40% of average daily net assets over $100 million but not over $250 million, .35 % of average daily net assets over $250 million but not over $500 million, .35% of average daily net assets over $500 million but not over $1 billion and .25% of average daily net assets over $1 billion. LB World Growth Fund pays an advisory fee equal to 1.00% of average daily net assets up to $20 million, .85% of average daily net assets over $20 million but not over $50 million, and .75% of average daily net assets over $50 million. LB Fund pays an advisory fee equal to .40% of average daily net assets of $500 million or less, .35% of average daily net assets over $500 million but not over $1 billion, and .30% of average daily net assets over $1 billion. LB High Yield Fund pays an advisory fee equal to .40% of average daily net assets of $500 million or less, .35% of average daily net assets over $500 million but not over $1 billion, and .30% of average daily assets over $1 billion. LB Income Fund pays an advisory fee equal to .35% of average daily net assets of $500 million or less, .325% of average daily net assets over $500 million but not over $1 billion, and .30% of average daily net assets over $1 billion. LB Municipal Bond Fund pays an advisory fee equal to .325% of average daily net assets of $500 million or less, .3125% of average daily net assets over $500 million but not over $1 billion, and
 .30% of average daily net assets over $1 billion. LB Money Market Fund pays an advisory fee equal to .25% of average daily net assets of $500 million or less, .225% of average daily net assets on the next $500 million of average daily net assets, .20% of average daily net assets on the next $500 million of average daily net assets, .175% of average daily net assets on the next $500 million of average daily net assets, and .15% of average daily net assets over $2 billion.

     Effective January 1, 1997, LB Research voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

     LB Research has also agreed until further notice to LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70%, and 1.70%, respectively, of the average daily net assets of the relevant class. LB Research has also agreed until further notice to LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B shares and Institutional Class shares to 0.95%, 0.95%, and 0.70%, respectively of the average net assets of the relevant class.

     The total dollar amounts paid to LB Research under the investment advisory contract then in effect for the last three fiscal years (other than LB Mid Cap Growth Fund, which is in its second year of operations) are as follows:

                                10/31/98        10/31/97       10/31/96
LB Opportunity Growth Fund                     $1,868,475     $1,563,341
LB Mid Cap Growth Fund                             21,586             --
LB World Growth Fund                              682,203        392,419
LB Fund                                         5,686,741      4,529,474
LB High Yield Fund                              4,911,490      4,150,072
LB Income Fund                                  4,799,245      5,330,930
LB Municipal Bond Fund                          3,424,258      3,551,045
LB Money Market Fund                            2,210,254      1,922,505

     LB Research waived fees with respect to LB World Growth Fund totaling $_______, and $66,807 for the fiscal years ended October 31, 1998, 1997, and 1996, respectively. LB Research waived fees with respect to the LB Fund totaling ____ and $385,904 for the fiscal years ended October 31, 1998 and 1997, respectively. LB Research waived fees with respect to LB High Yield Fund totaling $_____ and $328,810 for the fiscal years ended October 31, 1998 and 1997, respectively. LB Research waived fees with respect to LB Income Fund totaling ______ and $333,931 for the fiscal years ended October 31, 1998 and 1997, respectively. LB Research waived fees with respect to LB Municipal Bond Fund totaling ______ and $247,844 for the fiscal years ended October 31, 1998 and 1997, respectively. LB Research waived fees with respect to the Mid Cap Growth Fund totaling ______ and $7,357 for the fiscal years ended October 31, 1998 and 1997, respectively. LB Research waived fees with respect to the Money Market Fund totaling ______ and $435,799 for the fiscal years ended October 31, 1998, 1997, and 1998, respectively.

     LB Research pays the T. Rowe Price an annual sub-advisory fee for the performance of sub-advisory services for the LB Opportunity Growth Fund. The fee payable is equal to .30% of that Fund's average daily net assets up to $500 million, .25% of that Fund's average daily net assets over $500 million but not over $1 billion, and .20% of that Fund's average daily net assets over $1 billion.

     LB Research pays Price-Fleming an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. The fee payable is equal to a percentage of that Fund's average daily net assets. The percentage decreases as the Fund's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Fund, the assets of the Fund are combined with the assets of the World Growth Portfolio of LB Series Fund, Inc., another fund with investment objectives and policies that are similar to the LB World Growth Fund and for which Price-Fleming also provides sub-advisory services. The sub-advisory fee LB Research pays Price-Fleming is equal to the World Growth Fund's pro rata share of the combined assets of the Fund and the World Growth Portfolio of LB Series Fund, Inc. and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the LB World Growth Fund and the World Growth Portfolio of LB Series Fund, Inc. exceed $200 million, the sub-advisory fee for the LB World Growth Fund is equal to .50% of all of the Fund's average daily net assets. Price-Fleming has agreed to waive its fees so that when the combined assets of the LB World Growth Fund and The LB Series Fund, Inc. World Growth Portfolio exceed $500 million, the sub-advisory fee for the LB World Growth Fund is equal to .45% of all the Fund's average daily net assets. At October 31, 1997, the combined assets of LB World Growth Fund and World Growth Portfolio totaled $351.0 million.

     The total dollar amount paid by LB Research to Price-Fleming under the investment sub-advisory contract for LB World Growth Fund for the fiscal year ended October 31, 1998 is $_____.


                             ADMINISTRATIVE SERVICES

     Lutheran Brotherhood Securities Corp. ("LB Securities") provides administrative personnel and services necessary to operate the Funds on a daily basis for a fee equal to 0.02 percent of the Funds' average daily net assets. Prior to January 1, 1997, the fee equaled 0.0225 percent of the Fund's average daily net assets. The total dollar amounts paid to LB Securities for administrative services for the last three fiscal years are as follows:

                                 10/31/98        10/31/97        10/31/96
LB Opportunity Growth Fund     $               $   55,875      $   51,379
LB Mid Cap Growth Fund                                617              --
LB World Growth Fund                               13,826           8,217
LB Fund                                           184,583         163,270
LB High Yield Fund                                158,365         148,767
LB Income Fund                                    166,209         207,659
LB Municipal Bond Fund                            122,078         142,190
LB Money Market Fund                               90,172          87,973


CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.


TRANSFER AGENT

     LB Securities provides transfer agency services necessary to the Funds on a daily basis for a fee that is based on the number of shareholder accounts. The total dollar amounts paid to LB Securities for transfer agency services for the last three fiscal years are as follows:

                                10/31/98        10/31/97        10/31/96

LB Opportunity Growth Fund    $                $  1,147,649    $    865,339
LB Mid Cap Growth Fund                               21,145              --
LB World Growth Fund                                311,027         169,451
LB Fund                                           1,791,020       1,610,381
LB High Yield Fund                                1,205,817       1,061,296
LB Income Fund                                    1,275,325       1,382,275
LB Municipal Bond Fund                              492,743         516,423
LB Money Market Fund                              1,383,639       1,239,592


INDEPENDENT ACCOUNTANTS

     PriceWaterhouseCoopers LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, serves as the Trust's independent accountants, providing professional services including audits of the Funds' annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Funds.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

PLAN OF DISTRIBUTION AND DISTRIBUTION CONTRACT

     The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") with respect to the Class B shares of each Fund except for the LB Money Market Fund. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of (1) making payments to underwriters, securities dealers and others engaged in the sale of Class B shares, including payments to LB Securities to be used to compensate or reimburse the LB Securities and others (including affiliates of LB Securities) engaged in the distribution and marketing of Class B shares or furnishing assistance to investors on an ongoing basis, and (2) providing reimbursement of direct out-of-pocket expenditures incurred by LB Securities in connection with the distribution and marketing of Class B shares, (3) providing reimbursements of payments of commissions to LB Securities's field force and others involved in the distribution of the Class B shares at the time of purchase, plus interest at a rate not to exceed prime plus 1% on the amount of unreimbursed commissions and (4) providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature, the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Class B shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.

     The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the Class B shareholders and that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the 12b-1 Plan is in effect, the selection and nomination of the Trustees of the Trust who are not "interested persons" of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The 12b-1 Plan was initially approved by the Board of Trustees, including a majority of the Qualified Trustees, on September 9, 1997, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the Class B shares of any Fund at any time by a vote of a majority of the Qualified Trustees or by 1940 Act Majority Vote of the Class B shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.

     The Funds' distributor, LB Securities, is a Pennsylvania corporation organized in 1969. LB Securities is a wholly-owned subsidiary of LB Research and is located in Minneapolis, Minnesota. The officers and directors of LB Securities who are affiliated with the Trust are set forth under "Fund Management". Under a First Amended and Restated Distribution Contract dated October 31, 1997 (the "Distribution Contract"), LB Securities is granted the right to sell Class A, Class B and Institutional Class shares of the Funds as agent for the Trust. LB Securities agrees to use its best efforts to secure purchasers for the shares of the Funds. In connection with the services to be provided by LB Securities under the Distribution Contract, LB Securities receives from each Fund other than LB Money Market Fund an amount with respect to Class B shares determined at an annual rate of .75% of the average daily net asset value represented by such shares, such amount to be paid in arrears at the end of each calendar month. The Distribution Contract was initially approved by the Board of Trustees including a majority of the Qualified Trustees, on September 9, 1997, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees and the Qualified Trustees.

     For the fiscal year ended October 31, 1998 each Fund paid LB Securities fees under the Distribution Plan and the distributor used all of such payments for expenses incurred on behalf of the Class B shares of the Funds as follows:






                     LB Opportunity    LB Mid Cap    LB World                 LB High    LB Income    LB Municipal
                      Growth Fund     Growth Fund   Growth Fund    LB Fund   Yield Fund     Fund       Bond Fund
                     --------------   -----------   -----------    -------   ----------     ----       ---------
Advertising

Printing and mailing
 of prospectuses to
 other than current
 shareholders

Compensation to
 dealers

Compensation to
 sales personnel

Interest

Carrying or other
 financing charges

Other expenses:
 marketing; general

Total Fees Received




SHAREHOLDER SERVICING PLANS

     The Trust has adopted shareholder servicing plans (each a "Shareholder Servicing Plan") for the Class A and Class B shares of each Fund (including LB Money Market Fund). Each Shareholder Servicing Plan provides that the relevant class may spend annually, directly or indirectly, up to .25% of the average daily value of the net assets attributable to the relevant class for shareholder servicing activities. Under the Distribution Contract, LB Securities has agreed to undertake certain shareholder servicing activities on behalf of the Funds in exchange for a fee of .25% of the average daily value of the net assets represented by Class A and Class B shares. A quarterly report of the amounts expended under the Shareholder Servicing Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Each Shareholder Servicing Plans may be amended by a majority of the Qualified Trustees or by a 1940 Act Majority Vote by shareholders of the respective class. The Shareholder Servicing Plans have been approved, and are subject to annual approval, by the Board of Trustees and the Qualified Trustees.


UNDERWRITING COMMISSIONS

     The total dollar amounts of (i) initial sales charges reserved by LB Securities for the last three fiscal years and (ii) contingent deferred sales charge upon redemptions of Class B shares for the fiscal year ended October 31, 1998 are as follows:

                              10/31/98     10/31/97     10/31/96
                               Initial      Initial      Initial
                                Sales        Sales        Sales
                               Charges      Charges      Charges

LB Opportunity Growth Fund    $            $1,724,236   $2,272,864
LB Mid Cap Growth Fund                        278,924           --
LB World Growth Fund                          637,128      857,697
LB Fund                                     2,613,029    2,306,035
LB High Yield Fund                          3,716,291    3,372,402
LB Income Fund                                905,599    1,486,518
LB Municipal Bond Fund                        689,914      988,150


                             BROKERAGE TRANSACTIONS

PORTFOLIO TRANSACTIONS

     In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes LB Research, acting by its own officers, directors or employees or by a duly authorized subcontractor, including T. Rowe Price and Price-Fleming (each a "sub-advisor"), to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, LB Research and the sub-advisors will use reasonable efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, LB Research and the sub-advisors will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, LB Research and the sub-advisors may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which LB Research or the sub-advisors or an affiliate of LB Research or the sub-advisors exercises investment discretion. LB Research and the sub-advisors may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, LB Research or the sub-advisors determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

     To the extent that the receipt of the above-described services may supplant services for which LB Research or the sub-advisors might otherwise have paid, it would, of course, tend to reduce the expenses of LB Research or the sub-advisors.

     The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by LB Research, a sub-advisor, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which LB Research and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.


               AFFILIATED TRANSACTIONS OF THE SUB-ADVISORS

     Subject to applicable SEC rules, as well as other regulatory requirements, the sub-advisors of the LB Opportunity Growth Fund and the LB World Growth Fund may allocate orders to brokers or dealers affiliated with such sub-advisors. Such allocation shall be in such amounts and proportions as the sub-advisor shall determine and the Fund's sub-advisor will report such allocations either to LB Research, which will report such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.


BROKERAGE COMMISSIONS

     During the last three fiscal years, the Funds paid the following brokerage fees:

                                     10/31/98      10/31/97      10/31/96
LB Opportunity Growth Fund        $              $    520,660   $    472,846
LB Mid Cap Growth Fund                                 29,180             --
LB World Growth Fund*                                 102,408        108,394
LB Fund                                               941,481      1,349,473
LB High Yield Fund                                     15,071         36,567
LB Income                                             162,275         92,838
LB Municipal Bond Fund                                  7,399          7,399
LB Money Market Fund                                       --             --

--------------------

* Amount paid to affiliated broker-dealer is $__________ for the fiscal year ended October 31, 1998, $2,608 for the fiscal year ended October 31, 1997, and $4,028 for the fiscal year ended October 31, 1996.

     Of the brokerage fee amounts stated above and underwriting concessions of dealers from whom the Funds purchased newly issued debt securities, the following percentages were paid to firms which provided research, statistical, or other services to LB Research or the Sub-advisor in connection with the management of the Funds:

                             10/31/98        10/31/97        10/31/96
LB Opportunity Growth Fund                    6.68%            0.60%
LB Mid Cap Growth Fund                       68.99                --
LB World Growth Fund                                           0.48
LB Fund                                       1.30             7.17
LB High Yield Fund                            0.00             0.24
LB Income Fund                                5.12             6.41
LB Municipal Bond Fund                        0.00             0.00
LB Money Market Fund                          0.00             0.00


PORTFOLIO TURNOVER RATE

     The rate of portfolio turnover in the Funds will not be a limiting factor when LB Research or the Sub-advisor deems changes in a Fund's portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

     For the last three fiscal years, the portfolio turnover rates of the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund were as follows:

                                    10/31/98       10/31/97       10/31/96
LB Opportunity Growth Fund                            136%           176%
LB Mid Cap Growth Fund                                 94%            --
LB World Growth Fund                                   17%            11%
LB Fund                                                54%            91%
LB High Yield Fund                                    113%           104%
LB Income Fund                                         97%           142%
LB Municipal Bond Fund                                 18%            33%


                                 CODE OF ETHICS

     The Trust has adopted a code of ethics that imposes certain limitations and restrictions on personal securities transactions by persons having access to Fund investment information, including portfolio managers. Such access persons may not purchase any security being offered under an initial public offering, any security for which one of the Funds has a purchase or sale order pending, or any security currently under active consideration for purchase or sale by a Fund. Additionally, portfolio managers of the Funds may not purchase or sell any security within seven days before or after any transaction in such security by the Fund that he or she manages. In order for the Trust to monitor the personal investment transactions, all access persons must obtain the approval of an officer of the Trust designated by the Trustees before they may purchase or sell any security and they must have all such transactions reported to such officer by the broker-dealer through which the transaction was accomplished.

                                PURCHASING SHARES

     Initial purchases of Fund shares must be made by check and accompanied by an application. Subsequent purchases may be made by:

        -      check;
        -      Federal Reserve or bank wire;
        -      Invest-by-Phone;
        -      Systematic Investment Plan (SIP); and
        -      automatic payroll deduction.

     Use of checks, Federal Reserve or bank wire and Invest-by-Phone is explained in the General Information section of the Fund's prospectus under "Buying Shares of The Lutheran Brotherhood Family of Funds".


SYSTEMATIC INVESTMENT PLAN

     Under the Systematic Investment Plan program, funds may be withdrawn monthly from the shareholder's checking account and invested in the Funds. LB Securities representatives will provide shareholders with the necessary authorization forms.


AUTOMATIC PAYROLL DEDUCTION

     Under the Automatic Payroll Deduction program, funds may be withdrawn monthly from the payroll account of any eligible shareholder of a Fund and invested in a Fund. To be eligible for this program, the shareholder's employer must permit and be qualified to conduct automatic payroll deductions. LB Securities representatives will provide shareholders with the necessary authorization forms.


                                  SALES CHARGES

     Purchases of Fund shares other than the Institutional Class shares carry either an initial sales charges (Class A) or contingent deferred sales charge (Class B) as explained in the section of the Funds' prospectus relating to such shares entitled, "Choosing Your Class of Shares", which also lists ways to reduce or avoid sales charges on subsequent purchases.

     In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

         - directors and regular full-time and regular part-time employees of Lutheran Brotherhood and its subsidiaries;

         -        registered representatives of LB Securities; and

         - any trust, pension, profit-sharing or other benefit plan for such persons.


FULL-TIME EMPLOYEES

     Regular full-time and regular part-time employees of Lutheran Brotherhood are persons who are defined as such by the Lutheran Brotherhood Human Resources Policy Manual.


RESTRICTION ON SALE OF SHARES PURCHASED

     Sales to any of the persons or groups mentioned in this section are made only with the purchaser's written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.


                                 NET ASSET VALUE

LB OPPORTUNITY GROWTH FUND, LB MID CAP GROWTH FUND, LB WORLD GROWTH FUND, LB FUND, LB HIGH YIELD FUND, LB INCOME FUND, AND LB MUNICIPAL BOND FUND

     The net asset value per share is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

     Net asset value is determined by adding the market or appraised value of all securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.

     The market value of each Fund's portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the "Exchange") on each day the Exchange is open. The value of portfolio securities is determined in the following manner:

- Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

- Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

- Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. LB Research may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

- Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

     For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

     All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

     For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


LB MONEY MARKET FUND

     Securities held by the LB Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the LB Money Market Fund would receive if it sold the security.

     The LB Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and the LB Money Market Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the LB Money Market Fund and the LB Money Market Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the LB Money Market Fund will have positive net income at the time of each determination thereof.

     The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

     (1) The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from the LB Money Market Fund's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

     (2) In the event such deviation from the LB Money Market Fund's net asset value under the amortized cost valuation method exceeds
          1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from the LB Money Market Fund's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

     (3) The LB Money Market Fund may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity which exceeds 90 days;

     (4) The LB Money Market Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Trustees determine present minimal credit risks and which are "eligible securities" as defined in Rule 2a-7; and

     (5) The LB Money Market Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

     Securities in which the LB Money Market Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term "Eligible Security" is limited to any security that:

     (i) (a) either (1) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO") or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (2) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e.. two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

     (ii) is unrated but is of comparable quality to a rated security as described in (i), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO's three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

     As indicated in the Prospectus, at least 95% of the LB Money Market Fund's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the LB Money Market Fund's assets invested in "second tier" eligible securities as defined in Rule 2a-7. For this purpose, "second tier" eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. The LB Money Market Fund may not invest more than the greater of 1% of its total assets or $1 million in "second tier" eligible securities of any single issuer.


CONVERSION TO FEDERAL FUNDS

     It is the LB Money Market Fund's policy to be as fully invested as possible so that maximum interest may be earned on money market instruments in the Fund's portfolio. To the end, all payments from investors must be in federal funds or be converted into federal funds when deposited to State Street Bank' account at the Boston Federal Reserve Bank. This conversion must be made before shares are purchased. State Street Bank will act as the investor's agent in depositing checks and converting them to federal funds. State Street will convert the funds and enter the investor's order for shares within two days of receipt of the check.


                                REDEEMING SHARES

     Shares may be redeemed with requests made:

     -      in writing;
     -      through Redeem-by-Phone; or
     -      through the Lutheran Brotherhood systematic withdrawal plan.

     All methods of redemption are described in the Funds' prospectus under "Redeeming Shares".


                                   TAX STATUS

THE FUNDS' TAX STATUS

     The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

         - derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

         -        invest in securities within certain statutory limits; and

         - distribute at least 90% of its ordinary income to shareholders.

     It is each Fund's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

     To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.


SHAREHOLDERS' TAX STATUS

     Information on a shareholder's tax status is described in the Fund's prospectus under "Taxes."


CAPITAL GAINS

     While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if LB Research believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.


                               GENERAL INFORMATION

     The Lutheran Brotherhood Family of Funds, a business trust organized under the laws of the State of Delaware, was established pursuant to a Master Trust Agreement dated July 15, 1993. The Trust is authorized to issue shares of beneficial interest, par value $.001 per share, divisible into an indefinite number of different series and classes and operates as a "series company" as provided by Rule 18f-2 under the 1940 Act. Currently, eight series of the Trust exist and each series is authorized to issue three classes of shares: Class A, Class B and Institutional Class shares. Effective October 31, 1997, all of the outstanding shares of the Funds were redesignated as Class A shares and, immediately thereafter, shares held by Lutheran institutions and church organizations with accounts of at least $100,000 were automatically converted to Institutional Class shares. The attributes of the various classes of shares are more fully described in their respective prospectus. The interests of investors in the various series of the Trust will be separate and distinct.

     The assets received by the Trust from the issue and sale of shares of a Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specially allocated to each class of such Fund and constitute the underlying assets of such Fund. The underlying assets of such Fund are required to be segregated on the books of account, and are charged with the expenses in respect of each class of the Fund and with a share of the general expenses of the Trust. Under the Trust's Multiple Class Expense Allocation Plan adopted under Rule 18f-3 of the 1940 Act, all expenses other than Rule 12b-1 and shareholder servicing fees are allocated pro rata based on the relative net assets of each class. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets of each class available for distribution.

     Except for the LB World Growth Fund and the LB Mid Cap Growth Fund, each Fund is the successor to a fund of the same name that previously operated as a separate corporation or trust. At a Special Meeting of Shareholders of each such fund held on October 28, 1993, the shareholders of each fund approved a reorganization of the respective funds as separate series of the Trust, which reorganization became effective on November 1, 1993. The LB World Growth Fund and the LB Mid Cap Growth Fund commenced operations as a series of The Lutheran Brotherhood Family of Funds on September 5, 1995 and May 30, 1997, respectively.


                         CALCULATION OF PERFORMANCE DATA

     The total return and yield of the Class A, Class B and Institutional Class shares will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds. The performance data listed below covers periods prior to the adoption of the current class designations. Shares of the Funds had no class designations until October 31, 1997, when designations were assigned based upon the sales charges, Rule 12b-1 fees and shareholder servicing fees applicable to shares sold thereafter. Total return and yield performance data for periods prior to October 31, 1997 have been restated to reflect the revised initial sales charge schedule for the Class A shares and the CDSC for the Class B shares that became effective on that date. However, the total return and yield performance data have not been restated to reflect Rule 12b-1 fees for the Class B shares and shareholder servicing fees for the Class A and B shares, which will adversely affect performance after October 31, 1997.

     Performance data after October 31, 1997 reflects Rule 12b-1 fees, shareholder servicing fees and sales charges, where applicable, as follows:

Class            Rule 12b-1         Shareholder        Sales Charge
                                    Servicing Fee
                 ----------         -------------      -------------

A                None               .25% of average    Maximum 4.0% initial
                                    daily net assets   sales charge
                                                       reflected(1)

B                .75% of            .25% of average    1- and 5- year
                 average daily      daily net assets   periods reflect a
                 net assets(1)                         5% and 1% CDSD,
                                                       respectively(1)

Institutional    None               None               None

-----------------

(1) Except for LB Money Market Fund, which is not subject to initial sales charges, CDSC or Rule 12b-1 fees.

     Calculations of performance data for all Funds except LB Opportunity Growth Fund in this section reflect the subsidization by Fund affiliates of fees and expenses relating to the Fund during the subject period. In the absence of such subsidization actual performance would be lower.


TOTAL RETURN

     Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                  P(1+T)(n) = ERV

[In the above formula "n" is an exponent.]

Where:         P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return

               n      =      number of years

               ERV    =      ending redeemable value at the end of the
                             designated period assuming a hypothetical
                             $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

     The following table presents the average annual returns of the Class A shares for the indicated periods ended October 31, 1998:

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE INDICATED PERIODS
ENDED
                                 OCTOBER 31, 1998*

LB OPPORTUNITY
GROWTH FUND                 LB FUND                   LB HIGH YIELD FUND
----------------------      -----------------         ------------------
1 year           3.20%      1 year     21.92%         1 year      9.90%
Since Fund      16.13%      5 years    14.87%         5 years    11.18%
Inception
1/8/93
                            10 years   13.80%     10 Years   10.98%


LB INCOME FUND              LB MUNICIPAL BOND FUND    LB MONEY MARKET FUND
-----------------               ------------------    --------------------
1 year      3.77%           1 year     3.93%          1 year     4.74%
5 years     5.90%           5 years    6.57%          5 years    3.88%
10 years    8.52%           10 years   8.22%          10 years   5.11%


LB WORLD GROWTH FUND        LB MID CAP GROWTH FUND
--------------------        ----------------------
1 Year      3.04%           Since Fund  7.16%
                            Inception
Since Fund  6.80%           (5/30/97)
Inception
(9/5/95)

* Reflects the revised initial sales charge schedule for the Class A shares effective October 31, 1997. Does not reflect the shareholder servicing fee applicable to the Class A shares for periods prior to October 31, 1997.


YIELD

     Yield is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

[A formula is expressed here that is as follows:

     Yield is equal to 2 times the difference between the sixth power of a number and 1, where that number is equal to the sum of the quotient of a divided by b and 1.]

        Where:

        a         =        dividends and interest earned during the period
                           minus expenses accrued for the period (net of voluntary expense reductions by the Investment
                           Manager)

        b         =        the average daily number of shares outstanding
                           during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), a Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.0%.

     All accrued expenses are taken into account as described later herein.

     Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

     The 30-day yield for the base period ended October 31, 1998, including the maximum sales charge of 4% for the LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund were ____%, ____% and ____% respectively.


TAX EQUIVALENT YIELD

     The LB Municipal Bond Fund may quote its tax equivalent yield. The LB Municipal Bond Fund's tax equivalent yield is computed by dividing that portion of such Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal rate and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 31% is 69%, that is 1.00 - 0.31 = 0.69.

     The LB Municipal Bond Fund's tax equivalent yields for the 30-day base period ended October 31, 1998, including the maximum sales charge of 4% assuming a tax rate of 15%, 28%, 31% and 39.6%, were ____%, ____%, ____% and
____%, respectively.


YIELD - MONEY MARKET FUND

     When the LB Money Market Fund quotes a "current annualized" yield, it is based on a specified recent seven calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees charge to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

      Yield For 7-day Period Ended 10/31/98...................... ____%

      Effective Yield For 7-day Period Ended 10/31/98............ ____%


ACCRUED EXPENSES

     Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The average annual total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees.

     Accrued expenses include the subsidization by Fund affiliates of fees or expenses relating to a Fund, during the subject period.


NONSTANDARDIZED TOTAL RETURN

     A Fund may provide the above described average annual total return results for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before such quarter end and at the commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.


DESCRIPTION OF DEBT RATINGS

     Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


COMMERCIAL PAPER:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o   Leading market positions in well-established industries.

         o   High rates of return of funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:


BONDS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

         The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC typically is currently highly vulnerable to nonpayment.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         Commercial Paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     The Report of Independent Accountants and financial statements in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 of the Funds are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference.

                                     PART C

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                                    PART C
                             OTHER INFORMATION
                             -----------------

Item 23.  Exhibits
-------------------------------------------


(a)(1)     First Amended and Restated Master Trust Agreement of the
           Registrant (4)

(a)(2) Form of Amendment No. 1 to First Amended and Restated Master Trust Agreement (1)

(a)(3) Form of Amendment No. 2 to First Amended and Restated Master Trust Agreement (2)

(a)(4) Form of Amendment No. 3 to First Amended and Restated Master Trust Agreement (3)

(a)(5) Form of Amendment No. 4 to First Amended and Restated Master Trust Agreement (6)

(b)        By-Laws of the Registrant (4)

(c)        Not applicable

(d)(1) Form of Master Advisory Contract between the Registrant and Lutheran Brotherhood Research Corp. (4)

(d)(2)     Form of Amendment to Master Advisory Contract (1)

(d)(3) Form of Sub-Advisory Agreement between Lutheran Brotherhood Research Corp. and Rowe Price-Fleming International, Inc. (1)

(d)(4) Form of Sub-Advisory Agreement between Lutheran Brotherhood Research Corp., the Registrant and T. Rowe Price Associates, Inc. (5)

(e)        Form of Amended and Restated Distribution Contract (3)

(f)        Not applicable

(g)(1) Form of Custodian Contract between the Registrant and State Street Bank and Trust Company (4)

(g)(2) Form of Amended and Restated Transfer Agency Agreement between the Registrant and Lutheran Brotherhood Securities Corp. (3)

(g)(3) Form of Administrative Services Agreement between the Registrant and Lutheran Brotherhood Securities Corp. (4)

(g)(4)     Form of Amendment to Custodian Contract (1)

(g)(5) Administration Contract Between The Lutheran Brotherhood Family of Funds and Lutheran Brotherhood Securities Corp. (1)

(g)(6)     Form of Amendment to Administrative Services Agreement (1)

(g)(7)     Form of Amendment to Custodian Contract (2)

(g)(8)     Form of Amendment to Administration Contract (2)

(h)        Not applicable

(i)        Opinion and consent of counsel (4)(6)

(j)        Consent of Independent Accountants (*)

(k)        Not applicable

(l)(1) Subscription and Investment Letter with respect to each of Lutheran Brotherhood Opportunity Growth Fund, Lutheran
           Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund (4)

(l)(2) Form of Subscription and Investment Letter with respect to Lutheran Brotherhood World Growth Fund (1)

(l)(3) Form of Subscription and Investment Letter with respect to Lutheran Brotherhood Mid Cap Growth Fund (2)

(m)(1) Plan of Distribution Pursuant to Rule 12b-1 with respect to the Class B Shares (3)

(m)(2)     Shareholder Servicing Plan with respect to the Class A Shares (3)

(m)(3)     Shareholder Servicing Plan with respect to the Class B Shares (3)

(n)        Financial Data Schedule (*)

(o)(1)     Multiple Class Expense Allocation Plan Adopted Pursuant to Rule
           18f-3 (3)

(o)(2) Form of Amended Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 (6)

(p)        Powers of Attorney for:
              Rolf F. Bjelland, Wade M. Voigt, Herbert F. Eggerding, Jr., Noel K. Estenson, Connie M. Levi, Bruce J. Nicholson, and Ruth E. Randall (6)

--------------------
Filed as part of the Registration Statement as noted below and incorporated herein by reference:

     Footnote
     Reference     Securities Act of 1933 Amendment      Date Filed
     ---------     --------------------------------      ----------
        (1)        Post-Effective Amendment No. 55       June 19, 1995
        (2)        Post-Effective Amendment No. 58       March 10, 1997
        (3)        Post-Effective Amendment No. 60       October 28, 1997
        (4)        Post-Effective Amendment No. 61       December 31, 1997
        (5)        Post-Effective Amendment No. 62       March 16, 1998
        (6)        Filed herewith
        (*)        Will be filed with subsequent amendment

Item 24.  Persons Controlled by or under Common Control with Registrant

          None.

Item 25.  Indemnification

          Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

          Under the Distribution Agreement between the Registrant and Lutheran Brotherhood Securities Corp., the Registrant's distributor, the Registrant has agreed to indemnify, defend and hold Lutheran Brotherhood Securities Corp., its officers, directors, employees and agents and any person who controls Lutheran Brotherhood Securities Corp. free and harmless from and against any loss, claim, damage, liability and expense incurred by any of them arising out of or based upon any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement, the Prospectus or Statement of Additional Information of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by Lutheran Brotherhood Securities Corp.

          Under the Amended and Restated Transfer Agent and Service Agreement between the Registrant and Lutheran Brotherhood Securities Corp., the Registrant has agreed, provided that Lutheran Brotherhood Securities Corp. has at all relevant times acted in good faith and without negligence or willful misconduct, to indemnify and hold Lutheran Brotherhood Securities Corp. harmless from and against any and all losses, damages, costs, charges, attorneys fees, payments, expenses and liability arising out of or attributable to (a) all actions of Lutheran Brotherhood Securities Corp. or its agents or subcontractors required to be taken under the Transfer Agency and Service Agreement or which arise out of the Registrant's lack of good faith, negligence, or willful misconduct or the breach of any representation or warranty of the Registrant under the Transfer Agency and Service Agreement, (c) the reliance on or use by Lutheran Brotherhood Securities Corp. or its agents or subcontractors of information, records or documents which are furnished by or on behalf of Registrant, (d) the reliance on or the carrying out by Lutheran Brotherhood Securities Corp. or its agents or subcontractors of any instructions or requests by Registrant, or (e) the offer or sale of shares of the Registrant unknown by Lutheran Brotherhood Securities Corp. to be in violation of law.

          Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

     Lutheran Brotherhood Research Corp. has been engaged in the investment advisory business since 1970. Lutheran Brotherhood, the indirect parent company of LB Research, also acts as investment adviser to LB Series Fund, Inc.

     The directors and officers of Lutheran Brotherhood Research Corp. are listed below, together with their principal occupations during the past two years. (Their titles may have varied during that period.)

Directors:

     Robert P. Gandrud, Chairman (President and Chief Executive Officer of
        Lutheran Brotherhood)
     Bruce J. Nicholson (Executive Vice President and Chief Operating
        Officer of Lutheran Brotherhood)
     David W. Angstadt (Executive Vice President and Chief Marketing Officer
        of Lutheran Brotherhood)
     Rolf F. Bjelland (Executive Vice President of Lutheran Brotherhood) Jerald E. Sourdiff (Senior Vice President and Chief Financial Officer
        of Lutheran Brotherhood)
     David J. Larson (Secretary, Senior Vice President and General Counsel
        of Lutheran Brotherhood)
     Jennifer H. Martin (Senior Vice President of Lutheran Brotherhood)

Officers:

     Rolf F. Bjelland, President
     David K. Stewart, Treasurer (Vice President and Treasurer of Lutheran
        Brotherhood)
     Otis F. Hilbert, Secretary (Vice President of Lutheran Brotherhood) Jerald E. Sourdiff, Chief Financial Officer (Chief Financial Officer
        and Senior Vice President of Lutheran Brotherhood)
     Charles E. Heeren, Vice President (Vice President of Lutheran
        Brotherhood)
     James R. Olson, Vice President (Senior Vice President of Lutheran
        Brotherhood)
     James M. Walline, Vice President (Vice President of Lutheran
        Brotherhood)
     Randall L. Boushek, Vice President (Vice President of Lutheran
        Brotherhood)
     Michael A. Binger,  Assistant Vice President (Associate Portfolio
        Manager of Lutheran Brotherhood)
     Janet I. Grangaard, Assistant Vice President (Assistant Vice President
        of Lutheran Brotherhood)
     Thomas N. Haag, Assistant Vice President (Assistant Vice President of
        Lutheran Brotherhood)
     Fred P. Johnson, Assistant Vice President (Assistant Vice President of
        Lutheran Brotherhood)
     Michael G. Landreville, Assistant Vice President (Assistant Vice
        President of Lutheran Brotherhood)
     Paul J. Ocenasek, Assistant Vice President (Assistant Vice President of
        Lutheran Brotherhood)
     Gail R. Onan, Assistant Vice President (Portfolio Manager of Lutheran
        Brotherhood)
     Brian L. Thorkelson, Assistant Vice President (Portfolio Manager of
        Lutheran Brotherhood)
     Scott A. Vergin, Assistant Vice President (Portfolio Manager of
        Lutheran Brotherhood)
     Marie A. Sorensen, Assistant Vice President (Assistant Vice President
        of Lutheran Brotherhood)
     John C. Bjork, Assistant Secretary (Counsel of Lutheran Brotherhood) James M. Odland, Assistant Secretary (Assistant Vice President of
        Lutheran Brotherhood)

     The business address of each of the above directors and officers employed by Lutheran Brotherhood is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

     The business and other connections of the officers and directors of Rowe Price-Fleming International, Inc. ("Sub-advisor") are set forth in the Form ADV of Sub-advisor currently on file with the Securities and Exchange Commission (File No. 801-14713)

Item 27. Principal Underwriters

     (a) Lutheran Brotherhood Securities Corp. also serves as principal underwriter for LB Series Fund, Inc.

     (b) Directors and officers of Lutheran Brotherhood Securities Corp. are as follows:

          (1)                    (2)                         (3)
                              Positions
   Name and Principal         and Offices            Positions and Offices
    Business Address        with Underwriter            with Registrant
   ------------------       ----------------          --------------------
David W. Angstadt          Director                           --
625 Fourth Avenue South
Minneapolis, MN  55415

Rolf F. Bjelland           Director                            --
625 Fourth Avenue South
Minneapolis, MN  55415

Bruce J. Nicholson         Director                            --
625 Fourth Avenue South
Minneapolis, MN  55415

Robert P. Gandrud          Chairman and Director               --
625 Fourth Avenue South
Minneapolis, MN  55415

David J. Larson            Director                            --
625 Fourth Avenue South
Minneapolis, MN  55415

Jennifer H. Martin         Director                            --
625 Fourth Avenue South
Minneapolis, MN  55415

Jerald E. Sourdiff         Chief Financial Officer             --
625 Fourth Avenue South    and Director
Minneapolis, MN  55415

J. Keith Both              President                           --
625 Fourth Avenue South
Minneapolis, MN  55415

Otis F. Hilbert            Vice President              Vice President
625 Fourth Avenue South    and Secretary               and Secretary
Minneapolis, MN  55415

David K. Stewart           Treasurer                           --
625 Fourth Avenue South
Minneapolis, MN  55415

Larry A. Borlaug           Vice President                      --
625 Fourth Avenue South
Minneapolis, MN  55415

Colleen Both                Vice President                     --
625 Fourth Avenue South
Minneapolis, MN  55415

Mitchell F. Felchle        Vice President                      --
625 Fourth Avenue South
Minneapolis, MN  55415

Wayne A. Hellbusch         Vice President                      --
625 Fourth Avenue South
Minneapolis, MN  55415

Douglas B. Miller          Vice President                      --
625 Fourth Avenue South
Minneapolis, MN  55415

C. Theodore Molen          Vice President                      --
625 Fourth Avenue South
Minneapolis, MN  55415

James R. Olson             Vice President              Vice President
625 Fourth Avenue South
Minneapolis, MN  55415

William H. Reichwald       Vice President                      --
625 Fourth Avenue South
Minneapolis, MN  55415

Richard B. Ruckdashel      Vice President              Vice President
625 Fourth Avenue South
Minneapolis, MN  55415

     (c)  Not Applicable.

Item 28. Location of Accounts and Records

     The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 under the Investment Company Act of 1940 by the Registrant's transfer agent or custodian at the following locations:

            Name                                      Address
            ----                                      -------
Lutheran Brotherhood Securities Corp.        625 Fourth Avenue South
                                             Minneapolis, Minnesota  55415

Norwest Bank Minnesota, N.A.                 Sixth and Marquette Avenue
                                             Minneapolis, Minnesota  55402

State Street Bank and Trust Company          225 Franklin Street
                                             Boston, Massachusetts  02110

Item 29. Management Services

     Not Applicable.

Item 30. Undertakings

     Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 23rd day of October, 1998.

                                       THE LUTHERAN BROTHERHOOD
                                       FAMILY OF FUNDS

                                       By: /s/ John C. Bjork
                                           -------------------------------
                                             John C. Bjork,
                                             Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                  Title                        Date

     *                    Trustee and President         October 23, 1998
------------------------  (Principal Executive Officer)
Rolf F. Bjelland

     *                    Treasurer                     October 23, 1998
------------------------  (Principal Financial and
Wade M. Voigt             Accounting Officer)

     *                    Trustee                       October 23, 1998
-------------------------
Herbert F. Eggerding, Jr.

     *                    Trustee                       October 23, 1998
-------------------------
Noel K. Estenson

     *                    Trustee                       October 23, 1998
------------------------
Connie M. Levi

     *                    Trustee                       October 23, 1998
------------------------
Bruce J. Nicholson

     *                    Trustee                       October 23, 1998
------------------------
Ruth E. Randall


                                      By: /s/ John C. Bjork
                                      ----------------------------
                                      John C. Bjork,
                                      Attorney-in-Fact Under Powers
                                      of Attorney filed herewith.

                             INDEX TO EXHIBITS


Exhibit No.                      Item
-----------        -----------------------------------------------------


(a)(5) Form of Amendment No. 4 to First Amended and Restated Master Trust Agreement

(i)                Opinion and Consent of Counsel

(o)(2) Form of Amended Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3

(p) Powers of Attorney for Rolf F. Bjelland, Wade M. Voigt, Herbert F. Eggerding, Jr., Noel K. Estenson, Connie M. Levi, Bruce J. Nicholson, and Ruth E. Randall